UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.     )

EXCHANGE ACT OF 1934 (Amendment No.     )

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☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

MEDWAVE, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MEDWAVE, INC.
4382 ROUND LAKE ROAD WEST

ARDEN HILLS, MN 55112-3923

November 7, 2007

Dear Fellow Stockholders:

As a beneficial owner of common stock of Medwave, Inc., (the “Company” or “Medwave”) on October 31, 2007, you are cordially invited to attend a Special Meeting of our stockholders. The Special Meeting is scheduled to be held at Medwave, Inc., 4382 Round Lake Road West, Arden Hills, Minnesota 55112, beginning at 10:30 a.m. on December 4, 2007. At the meeting, a Plan of Liquidation and Dissolution (the “Plan”) for the Company will be presented for the approval of our stockholders.

Our Board of Directors (the “Board”) has unanimously recommended that the Plan be presented for the approval of our stockholders, and unanimously believes that the Plan is currently in the best interests of stockholders because it has the highest probability of returning the greatest value to the stockholders. As a result, our Board has unanimously recommended our stockholders vote “FOR” the Plan. We urge you to carefully read the information in the attached proxy statement, including the information set forth in “Factors to be Considered in Deciding Whether to Approve the Plan of Liquidation and Dissolution,” before deciding whether to approve the Plan.

We sincerely hope that you will be able to attend the Special Meeting. However, whether or not you plan to attend, please complete and return the enclosed proxy in the accompanying envelope as soon as possible. Your shares will be voted at the meeting in accordance with your proxy. Any proxy using the form of proxy enclosed which is executed and returned and which is not marked as to a particular item will be voted “FOR” the Plan and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the item not marked. You may, if you wish, withdraw any proxy previously given at any time before our stockholders act on the proposal to approve the Plan.

Prior to the date of the Special Meeting, our Board intends to evaluate any strategic alternatives to our liquidation and dissolution that may be identified. If any strategic alternative is identified and determined by the Board to be in the best interests of our stockholders, we will amend the attached proxy statement, or take such other action as may be required by law, to set forth the material provisions of any such alternative transaction and to otherwise comply with applicable law in connection with consummating any such alternative transaction.

Sincerely,

/s/  Frank A. Katarow
Frank A. Katarow
Interim Chief Executive Officer

MEDWAVE, INC.
4382 ROUND LAKE ROAD WEST

ARDEN HILLS, MN 55112-3923

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on December 4, 2007

A Special Meeting of Stockholders of Medwave, Inc., a Delaware corporation, is scheduled to be held on December 4, 2007, at 10:30 a.m., at Medwave, Inc., 4382 Round Lake Road West, Arden Hills, Minnesota 55112. The Special Meeting is scheduled for the purpose of considering and voting upon:

1. The adoption of the Plan of Liquidation and Dissolution described in the attached proxy statement and attached hereto as Annex A; and

2. Such other business as may properly come before the Special Meeting and any other adjournment or postponement thereof.

The Plan of Liquidation and Dissolution is more fully described in the proxy statement, which is attached to and made a part of this notice.

Our Board of Directors has fixed the close of business on October 31, 2007 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. All persons who were stockholders as of the record date are cordially invited to attend the Special Meeting in person.

Whether or not you plan to attend, please mark, date, sign and return the enclosed proxy card as promptly as possible in the accompanying envelope to ensure your representation at and the presence of a quorum for the Special Meeting. You may also vote by telephone. Our Board of Directors has unanimously recommended that our stockholders vote “FOR” the Plan. Any proxy using the form of proxy enclosed which is executed and returned and which is not marked as to a particular item will be voted “FOR” the Plan, and as the proxy holders deem advisable on other matters that may come before the meeting. You may, if you wish, withdraw any proxy previously given at any time before our stockholders act on the proposal to approve the Plan.

If only a portion of your common stock is registered in your name, or if you beneficially own stock in more than one name, you may receive multiple copies of the proxy materials. If so, please sign and return each proxy card you receive so that all of your shares may be voted.

In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Frank A. Katarow
Frank A. Katarow
Interim Chief Executive Officer

Arden Hills, Minnesota
November 7, 2007

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MEDWAVE, INC.
4382 ROUND LAKE ROAD WEST

ARDEN HILLS, MN 55112-3923

PROXY STATEMENT

QUESTIONS AND ANSWERS

Q:	What proposals will be voted on at the Special Meeting?

A:	The following proposal will be voted on at the Special Meeting:

The proposal to be voted on is whether to ratify and approve the Plan of Liquidation and Dissolution (the “Plan”) of Medwave, Inc. (“Medwave”), substantially in the form of Annex A attached to the accompanying proxy statement, including the liquidation and dissolution of Medwave contemplated thereby.

Q:	Will any other business be conducted at the Special Meeting?

A:	Our Board of Directors (the “Board”) knows of no other business that will be presented at the meeting. The Board has determined that the deadline for stockholders to notify us of any proposals to be presented for action at the Special Meeting is December 4, 2007. If any other proposal properly comes before the stockholders for a vote at the meeting, the persons named in the proxy card that accompanies this proxy statement will, to the extent permitted by law, vote the stockholders’ shares in accordance with their judgment on such matter.

Q:	What does the Plan of Liquidation and Dissolution Entail?

A:	If the Plan is approved, our officers may dispose of any of our individual assets having a sale value of less than $250,000. Our Board must approve the terms and conditions of any disposition having a sale value in excess of $250,000. Our officers may also settle all current outstanding claims against us that have a value, individually, of less than $250,000. Our Board must approve the terms and conditions of any settlement of any current outstanding individual claims in excess of $250,000. All of our remaining assets shall be distributed either to our stockholders or a Liquidating Trust (as defined in the Plan) within three years after the date of the approval of the Plan. Please see “Principal Provisions of the Plan of Liquidation and Dissolution — Sales of Our Assets,” “Principal Provisions of the Plan of Liquidation and Dissolution — Settlement of Liabilities; Contingency Reserve” and “Principal Provisions of the Plan of Liquidation and Dissolution — Liquidating Distributions” in this proxy statement for more information.

Q:	What will happen if the Plan of Liquidation and Dissolution is approved?

A:	If the Plan is ratified and approved, we will file a certificate to dissolve Medwave with the Delaware Secretary of State, file a certified copy of the Certificate of Dissolution with the proper state official of any state in which Medwave is authorized to do business as a foreign corporation, complete the liquidation of the remaining assets, satisfy the remaining obligations and make distributions to the stockholders of available liquidation proceeds. Even if the Plan is approved, however, the Board may revoke the Plan without any further approval by our stockholders.

Q:	Can I sell my shares of common stock once the Plan of Dissolution and Liquidation is approved?

A:	Generally, no. Although our common stock is currently traded on the Pink Sheets LLC under the symbol “MDWV.pk”, we will request that any market makers for our common stock stop quoting it and prohibit essentially all transfers of our common stock effective as of the date on which we file our Certificate of Dissolution with the Delaware Secretary of State. Please see “Principal Provisions of the Plan of Liquidation and Dissolution — Cut-Off Time” in this proxy statement for more information.

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Q:	What will happen if the Plan of Liquidation and Dissolution is not approved?

A:	If the Plan is not approved, those directors and officers who choose to remain with us will continue to manage and utilize our remaining assets in order to satisfy, if possible, our remaining obligations. There can be no assurance that the remaining assets will be sufficient to meet our long-term commitments. Also, we will continue to review strategic alternatives and attempt as best we can to preserve our remaining assets; however, without a prompt dissolution, our remaining assets will continue to be consumed. See “Reasons for the Plan of Liquidation and Dissolution” in the proxy statement for more information.

Q:	Have any security holders indicated to you how they intend to vote on the Plan of Liquidation and Dissolution?

A:	No.

Q:	When will stockholders receive payments from the liquidation and dissolution?

A:	We currently intend to make a cash distribution to stockholders within three years following approval of the Plan by stockholders. We will determine the amount of the distribution primarily based upon an estimate of available cash at the time of the Special Meeting, an estimate of the realizable value of our salable assets, the settlement amount of our known obligations and an estimate of assets we expect to consume during the liquidation and dissolution of our business. After we sell our remaining assets (such as equipment and other tangible and intangible assets used in the conduct of our business) and settle all remaining contingent and unforeseen obligations, we will distribute our remaining cash to our stockholders as our Board deems appropriate. Please see “Principal Provisions of the Plan of Liquidation and Dissolution — Liquidating Distributions” and “Factors to be Considered in Deciding Whether to Approve the Plan of Liquidation and Dissolution” in this proxy statement.

Q:	What is the amount of the payment that stockholders will receive from the liquidation?

A: Because of the uncertainties as to the net realizable value of our assets, the settlement amount of any contingent and currently unforeseen obligations and the amount of assets that will be consumed during the liquidation and dissolution of our business, it is impossible to predict with certainty how much cash, if any, will ultimately be distributed to our stockholders if the Plan is approved. However, based upon information presently available to us, we believe that our stockholders are likely to receive aggregate distributions of between zero dollars and $0.005 per share. For a more thorough discussion of the estimated payments to stockholders, see “Estimated Aggregate Distribution Amount” and “Factors to be Considered in Deciding Whether to Approve the Plan of Liquidation and Dissolution” in this proxy statement.

Q:	Who will receive payments from our liquidation?

A:	We intend to close our stock transfer books and discontinue recording transfers of our common stock at the close of business on the date we file the Certificate of Dissolution with the Delaware Secretary of State, referred to as the “Cut-Off Time.” It is anticipated that the Cut-Off Time will be December 4, 2007. Thereafter, certificates representing our common stock shall not be assignable or transferable on our books except by will, intestate succession or operation of law. The proportionate interests of all of our stockholders shall be fixed on the basis of their respective stock holdings at the close of business on the final record date, and, after the final record date, any distributions made by us shall be made solely to the stockholders of record at the close of business on the final record date, except as may be necessary to reflect subsequent transfers recorded on our books as a result of any assignment by will, intestate succession or operation of law.

Q:	What are the interests of officers and directors in the liquidation?

A:	Following the filing of the Certificate of Dissolution with the Delaware Secretary of State, we will continue to indemnify each of our current and former directors and officers to the extent required under Delaware law as well as our Certificate of Incorporation and By-Laws, as in effect immediately prior to the filing of the Certificate of Dissolution. In addition, we intend to obtain an endorsement to our current directors’ and officers’ insurance policy to provide coverage for claims arising after adoption of the Plan through the date of dissolution of the Company. We also intend to obtain runoff coverage for an additional six-year period after adoption of the

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Plan to cover claims relating to events occurring prior to adoption of the Plan. We have received an estimate of $250,000 for such coverage.

A trustee has been appointed to complete the liquidation and dissolution. This remains the single agreement we have with any individuals regarding services to be performed or compensation to be paid in relation to the liquidation and dissolution.

It is anticipated that the cost of the trustee and officers providing services through the liquidation and dissolution process will be reduced as the amount of activity is reduced and that the total of salaries payable during the liquidation and dissolution process will be between $20,000 and $35,000. See “Possible Effects of the Approval of the Plan of Liquidation and Dissolution Upon Directors and Officers” in this proxy statement.

Q:	What do I need to do now?

A:	After carefully reading and considering the information contained in this proxy statement, you should complete and sign the enclosed proxy card and return it in the accompanying envelope as soon as possible so that your shares will be represented at the meeting and so we can ensure a quorum for the conduct of all business at the Special Meeting. Our Board has unanimously recommended our stockholders vote “FOR” the Plan. A majority of shares entitled to vote must be represented at the meeting to allow us to conduct business at the meeting. The affirmative vote of the holders of a majority of the shares of our stock entitled to vote on the Plan is required to approve the Plan. Please see “Overview-General” and “Overview-Proposal To Be Voted On At The Special Meeting” in this proxy statement for more information.

Q:	Do I have any appraisal rights in connection with the liquidation?

A:	No. Our stockholders do not have appraisal rights in connection with the proposed liquidation and dissolution.

Q:	Can I change my vote after I have mailed my completed and signed proxy?

A:	Yes. You can change your vote any time before your proxy is voted at the Special Meeting. You can change your vote in one of three ways. First, you can send a written notice via registered mail to the Secretary of the Company at our executive offices, stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy. If you choose either of these two methods, you must submit the notice of revocation or the new proxy to the Company. Third, you can attend the meeting and vote in person. Please see “Overview-Revoking Your Proxy” in this proxy statement for more information.

Q:	If my shares are held in “street name” by a broker, will the broker vote my shares on my behalf with respect to the approval of the Plan of Liquidation and Dissolution?

A:	A broker will vote your shares as to the approval of the Plan only if you provide the broker with instructions on how to vote. It is very important that you follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q:	Where can I find more information relating to the finances and results of operations of Medwave?

A:	Medwave’s most recent annual report on Form 10-K for the fiscal year ended September 30, 2006 and most recent quarterly report on Form 10-Q for the quarter ended June 30, 2007 are attached to the accompanying proxy statement as appendices B and C, respectively, and form a part of the accompanying proxy statement.

Q:	Who can help answer questions?

A:	If you have any additional questions about the proposal concerning the Plan or if you need additional copies of this proxy statement or any information incorporated by reference into this proxy statement, you can contact Alfred J. Jehle Jr., trustee and/or Donna R. Lunak, Vice President, General Manager, at (651) 639-1227. Our public filings can also be accessed at the website of the Securities and Exchange Commission, located at www.sec.gov.

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MEDWAVE, INC.
4382 ROUND LAKE ROAD WEST

ARDEN HILLS, MN 55112-3923

PROXY STATEMENT

OVERVIEW

General

This proxy statement describes issues on which we would like you, as a stockholder, to vote. It also provides you with information on these issues so that you can make an informed decision. This proxy statement is furnished in connection with the solicitation by the Board of Medwave of proxies in the enclosed form for use at a Special Meeting of Stockholders, and any adjournment or postponement thereof (the “Special Meeting”). The Special Meeting of Stockholders is scheduled to be held at Medwave, Inc., 4382 Round Lake Road West, Arden Hills, Minnesota on Tuesday, December 4, 2007, at 10:30 a.m. local time.

At the Special Meeting, the stockholders of the Company will be asked to consider and vote upon a Plan of Liquidation and Dissolution (the “Plan”).

Delaware law provides that, following the approval of the Plan by the stockholders, the Board may take such actions as it deems necessary in furtherance of the dissolution of the Company and the wind up of its operations and affairs. In addition, Delaware law and the Plan allow the dissolution to be abandoned by the Board without further action by the stockholders. The Plan also grants the Board authority to amend the Plan without seeking stockholder approval of such amendment. The Board has unanimously determined that the Plan is in the Company’s best interests and will not revoke the Plan unless an unforeseen circumstance or alternative presents itself that the Board determines to be preferable to the dissolution. Likewise, the Board will not amend the Plan unless the Board determines that an amendment is in the best interests of the Company and its stockholders.

Record Date; Voting Securities

We anticipate mailing this proxy statement and the enclosed form of proxy to stockholders of record beginning on or about November 7, 2007. The close of business on October 31, 2007 has been fixed as the record date for determining the holders of shares of our common stock entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. Only holders of record at such time are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the record date, there were approximately 13,104,280 shares of common stock outstanding.

Proposal To Be Voted On At The Special Meeting

You are being asked to vote on the approval of the Plan. Our Board unanimously recommends presenting the Plan to our stockholders, and believes that the Plan is currently in the best interest of our stockholders.

You are receiving a proxy statement and proxy card from us because you beneficially owned shares of our common stock on the record date. Whether or not you plan to attend, please complete and return the enclosed proxy in the accompanying envelope. Our Board unanimously recommends that you vote “FOR” the Plan.

When you sign the enclosed proxy card, you will be appointing Frank A. Katarow and Donna R. Lunak as your representatives at the meeting. These representatives will vote your shares, as you have instructed them on the proxy card, at the meeting. Any proxy that is executed and returned using the form of proxy enclosed and that is not marked as to a particular item will be voted “FOR” the approval of the Plan and as the proxy holders deem advisable on other matters that may come before the meeting. It is not anticipated that any matters other than approval of the Plan will be voted on at the Special Meeting.

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Voting and Solicitation

Each outstanding share of common stock on the record date is entitled to one vote on all matters. Shares of common stock may not be voted cumulatively. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of elections. The inspector will also determine whether or not a quorum is present.

The approval of the Plan requires the affirmative vote of the holders of a majority of the shares of our stock entitled to vote thereon. Any other matters submitted to the stockholders will require the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present as required under Delaware law for approval of proposals presented to stockholders.

In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote being present in person or represented by proxy. The inspector of elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. If a broker returns a “non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum.

Abstentions will be treated as negative votes for purposes of determining the approval of any matter submitted to the stockholders for a vote. A broker non-vote is not considered an affirmative vote in favor of adoption of the Plan. Accordingly, abstentions and broker non-votes will have the effect of a vote against the proposal to approve the Plan. Any proxy which is executed and returned using the form of proxy enclosed and which is not marked as to a particular item will be voted “FOR” the approval of the Plan and as the proxy holders deem advisable on other matters that may come before the meeting.

The solicitation of proxies will be conducted by mail, and we will bear all special costs of this solicitation. These costs will include the expense of preparing and mailing proxy solicitation materials for the Special Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Special Meeting to beneficial owners of our common stock. We may conduct further solicitation personally, telephonically or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

Telephone Voting Procedures

The telephone authorization procedure is designated to authenticate proxies by use of a personal identification number. The procedures allow registered stockholders to authorize a proxy to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed are set forth on the enclosed proxy card. If you choose to authorize a proxy by telephone, you must do so prior to 12:00 p.m. Central Time on December 3, 2007. If you hold shares in a street name through a broker or bank, separate instructions for telephone proxy authorization may be provided on the voting instruction form provided by your broker or bank. Stockholders who return the proxy card are urged to specify their choices by marking the appropriate boxes on the card.

Internet Voting Procedures

The internet authorization procedure is designated to authenticate proxies by use of a personal identification number. The procedures allow registered stockholders to authorize a proxy to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed are set forth on the enclosed proxy card. If you choose to authorize a proxy via internet, you must do so prior to 12:00 p.m. Central Time on December 3, 2007. If you hold shares in a street name through a broker or bank, separate instructions for internet proxy authorization may be provided on the voting instruction form provided by your broker or bank. Stockholders who return the proxy card are urged to specify their choices by marking the appropriate boxes on the card.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the meeting. In order to do this, you may either:

•	Sign and return another proxy at a later date;

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•	Provide written notice of the revocation to our Interim Chief Executive Officer, Frank A. Katarow; or

•	Attend the meeting and vote in person.

Voting Results

Preliminary voting results will be announced at the meeting and final results will be publicly announced promptly following the meeting.

Other Business

We are not aware of any business to be considered at the Special Meeting other than the proposal described in this proxy statement. However, if any other business is properly presented at the Special Meeting, your signed proxy card authorizes Frank A. Katarow and Donna R. Lunak to vote on such matters at their discretion.

How to Contact Us

Our principal executive offices are located at 4382 Round Lake Road West, Arden Hills, Minnesota, 55112, and our principal telephone number is (651) 639-1227.

CAUTION AGAINST FORWARD-LOOKING STATEMENTS

This proxy statement contains certain forward-looking statements, including statements concerning the value of our net assets, the anticipated liquidation value per share of common stock as compared to its market price absent the proposed liquidation, the timing and amounts of distributions of liquidation proceeds to stockholders, the estimates of ongoing expenses, and the likelihood of stockholder value resulting from the sale of substantially all of our assets. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by such forward-looking statements. These risks include the risk that we may incur additional liabilities, that the proceeds from the sale of our assets could be lower than anticipated, that our expenses may be higher than estimated and that the settlement of our liabilities could be higher than expected, all of which would substantially reduce the amounts available for distribution to our stockholders. Although we believe that the expectations reflected in any forward-looking statements are reasonable, we cannot guarantee future events or results. Except as may be required under federal law, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur.

REASONS FOR THE PLAN OF LIQUIDATION AND DISSOLUTION

Background

Medwave, Inc. was organized under Minnesota law in 1984 and reincorporated in Delaware in 2003. Historically, we have been engaged in the development, manufacture and sale of non-invasive blood pressure measurement and monitoring systems and related technologies. In October, 2006 we closed our former corporate offices in Danvers, Massachusetts and transitioned our remaining operations to our offices in Arden Hills, Minnesota. As of September 30, 2007, we employed nine full-time employees.

Conclusion of the Board of Directors

On September 21, 2007, the Board unanimously deemed advisable and in the best interests of the stockholders the liquidation and dissolution of the Company, and unanimously adopted the Plan subject to stockholder approval. In reaching this decision, the Board considered the Company’s prospects in light of its existing situation, strategic alternatives and access to capital. Upon adoption of the Plan, management was authorized to investigate

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opportunities for the sale of assets, resolve creditor matters and begin preparations for filing a proxy statement to seek stockholder approval of the Plan.

Review of Alternatives

Existing Condition

In 2005 and 2006 we spent considerable time and resources designing, manufacturing and marketing a new generation of products to replace our aging Vasotrac system and Vasotrax hand-held monitors. In order to finance these efforts, we sold additional securities in January 2004, February 2005 and February 2006. In 2006 and 2007 we introduced two new products, the Primo hand-held blood pressure monitor and the Fusion blood pressure monitoring platform. These products have not received wide-spread acceptance in the marketplace.

In February, 2006, we received FDA clearance to market the new Primo hand-held blood pressure monitoring device. Many users of Primo experienced difficulty in the proper placement of Primo’s sensor on the wrist, resulting in inconsistent performance. After 75% of the previously shipped Primos were returned or scheduled for return, we determined to discontinue sales of the Primo device. In conjunction with this discontinuation, we wrote off our inventory of Primo hand-held monitors and the manufacturing equipment used to produce these devices.

In 2007 we also ceased selling our Vasotrac monitoring platform due to obsolete parts and aging technologies. We continue to sell our new upgraded monitoring platform, Fusion. The Fusion product has had limited success in the marketplace.

Due to our inability to successfully sell our products, our stock price has fallen substantially. On July 17, 2007, our common stock stopped trading on the NASDAQ Capital Market because we failed to satisfy NASDAQ’s $1.00 minimum bid price and other listing criteria. Thereafter, NASDAQ delisted our common stock. Our common stock now trades on the Pink Sheets LLC, an over-the-counter bulletin board system.

We have explored the feasibility of designing and marketing new blood pressure monitoring products that may receive greater acceptance in the marketplace. Management determined that there could be no assurance that we could successfully design and market a new device after our previous efforts had been unsuccessful. Additionally, management determined that we do not have the necessary cash resources or access to capital to permit us to undertake the development and marketing of new products.

Strategic Alternatives

We have made considerable efforts to identify and evaluate strategic alternatives. In late 2006, we began to explore the possibility of a transaction with a strategic partner. Management and members of the Board contacted numerous potential partners who might have had an interest in acquiring the Company or its assets. The discussions failed to yield any significant interest in a strategic relationship. Next, we engaged a financial advisor, Tejas Securities, Inc. (“Tejas”), in order to assist us in finding a strategic partner. Working with Tejas, one potential acquiror was identified. Prior to negotiation of a definitive acquisition agreement, the potential acquiror withdrew its indication of interest. Management believes that it has identified the known, and approached all of the potential, strategic partners for the Company and has not identified any significant interest in a strategic relationship with the Company.

Access to Capital

To address our diminishing cash position, management spoke to numerous financial advisors and potential investors regarding our ability to undertake a financing transaction. None of the parties contacted was willing to invest funds in the Company. Further, none of the financial advisors was optimistic about our ability to access the capital markets for additional funds. Our inability to raise capital has been further impacted by the fact that our common stock is no longer traded on the NASDAQ Capital Market.

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Conclusion

After exploring other alternatives, the Board has unanimously agreed that it is in the best interest of the Company and its stockholders to begin an orderly wind-down of the Company’s operations and submit a plan of liquidation and dissolution to the stockholders for approval. The Board believes that such plan would have the highest probability of returning the greatest value to the stockholders.

FACTORS TO BE CONSIDERED IN DECIDING WHETHER TO APPROVE THE PLAN OF
LIQUIDATION AND DISSOLUTION

There are many factors that our stockholders should consider when deciding whether to vote to approve the Plan. Such factors include those factors set forth below.

There are risks associated with forward-looking statements.

This proxy statement contains forward-looking statements, including statements contained under the heading “Estimated Aggregate Distribution Amount.” Forward-looking statements are based on current expectations or beliefs about future events. Such statements can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could,” “possible,” “Plan,” “project,” “will,” “forecast” and similar words or expressions. Our estimate of the amount of the per share distribution and timing of payment of per share distribution are forward-looking statements. You should not place undue reliance on forward looking statements because actual results may vary significantly from those expressed or implied by the forward-looking statements.

Some of the factors that may cause the actual amount distributed to stockholders in the proposed dissolution to be less than the distribution projected in our forward-looking statements include: (i) unforeseen litigation in connection with the proposed dissolution or other matters, (ii) sales prices of assets that are substantially different from those that we currently project, (iii) settlements of contingent obligations at costs different from the costs that we currently project, and (iv) higher than expected professional fees and costs (including legal, accounting, consulting and distribution fees) incurred in connection with the liquidation and dissolution. The foregoing list does not include all events that might cause actual distributions to stockholders in the proposed dissolution to be significantly less than our current projections. Because of the uncertainty of forecasting the proceeds to be realized upon sale of our assets, the uncertainty of the amounts required to satisfy our existing obligations and the uncertainty of the timing of the proposed dissolution, the amount of cash available to be distributed to stockholders may be significantly lower than currently projected.

After selling our assets and settling our obligations, there may be significantly less cash available for distribution to stockholders than we currently anticipate.

In connection with the planned dissolution, we anticipate we will incur expenses and charges (both cash and non-cash) of approximately $575,000. These charges relate to receiving stockholder approval for the Plan, selling our assets and making distributions to stockholders and effecting the legal dissolution of our business. Based upon our current projections, we anticipate that we will distribute a total of approximately zero dollars per share to $0.005 per share in cash to stockholders in a dissolution. The actual amount of cash distributions will depend in large part upon our ability to convert our non-cash assets into cash.

The timing of any distributions to our stockholders is difficult to predict.

We intend to make a cash distribution to stockholders within three years of stockholders’ approval of the Plan, after we sell all of our illiquid assets (such as equipment and other tangible and intangible assets used in the conduct of our business) and settle any remaining contingent and unforeseen obligations. However, we cannot assure you that a distribution will be made according to the foregoing time estimate because of uncertainties inherent in liquidating our business. These difficulties may include unanticipated delays in selling our assets, in determining the nature and scope of settlement amounts for our known and contingent obligations and from being unable to control unforeseen claims that must be settled before we can make distributions to stockholders.

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The stockholders of the Company could be required to return any distributions they receive if we fail to establish sufficient reserves.

If the Plan is ratified and approved by the stockholders, the Company will file a Certificate of Dissolution with the State of Delaware dissolving Medwave, Inc. Pursuant to the Delaware General Corporation Law (the “DGCL”), the Company will continue to exist for three years after the dissolution becomes effective or for such longer period as the Delaware Court of Chancery shall direct, for the purpose of prosecuting and defending suits against the Company and enabling the Company gradually to close the business, to dispose of the property, to discharge the liabilities and to distribute to the stockholders any remaining assets. Under the DGCL, if the Company fails to create an adequate contingency reserve to cover the expenses and liabilities during this three-year period, each stockholder could be held liable for payment to the creditors of such stockholder’s pro rata share of amounts owed to creditors in excess of the contingency reserve, up to the amount actually distributed to such stockholder.

However, the liability of any stockholder would be limited to the amounts previously received by such stockholder from the Company (and from any liquidating trust or trusts) in the dissolution. Accordingly, in such event, a stockholder could be required to return all distributions previously made to such stockholder. In that case, a stockholder could receive nothing from the Company under the Plan. Moreover, if a stockholder has paid taxes on amounts previously received, a repayment of all or a portion of such amount could result in a stockholder incurring a net tax cost if the stockholder’s repayment of an amount previously distributed does not cause a commensurate reduction in taxes payable. There can be no assurance that the contingency reserve established by the Company will be adequate to cover any expenses and liabilities.

The proceeds from any sale of our assets may be less than anticipated.

Sales of our remaining assets will be made on such terms as are approved by the Board and may be conducted by competitive bidding, public sales or privately negotiated sales. The prices at which we will be able to sell assets will depend largely on factors beyond our control. Because some of our remaining assets may decline in value over time, we may not be able to sell these assets in time to generate meaningful value. Further, some of our assets, such as our intellectual property assets, are of value to a relatively small universe of potential buyers. Because these buyers know we are liquidating, we likely will not obtain as high a price for these assets as we might obtain if we were not liquidating and dissolving our business.

Our ability to successfully sell some of our assets depends in large part upon our ability to retain the services of our remaining personnel. The retention of qualified personnel is particularly difficult under our current circumstances and we have only nine remaining full-time employees. All of these employees have indicated that they will continue to provide their services to the Company until the stockholders approve the Plan, although there is no legal obligation for them to do so. For as long as they maintain their employment, they will continue to receive their current salaries and benefits.

The amount of our existing liabilities is difficult to predict.

We have current and future obligations to creditors; in particular, we have long-term lease obligations. As part of the liquidation, we intend to negotiate with our creditors for full settlement of amounts necessary to satisfy these obligations. In the event we do not, or can not, pay the full amount of such obligations, we may be subject to legal proceedings. Any potential litigation could result in a delay of distributions and might result in fewer assets being available for distribution to our stockholders.

Further, we may not have fully accrued for all existing liabilities. Although we have attempted to maintain an adequate system for identifying and accruing for obligations owing to third parties, there can be no assurance that all such obligations are identified at this time. If additional obligations are identified, we may not be able to make any significant distributions to our stockholders.

We may continue to incur expenses to comply with public company reporting requirements.

We have certified to the Securities and Exchange Commission that we meet the conditions for termination of registration of a class of securities under Section 12(g) of the Securities Act of 1933, as amended. Our duty to file

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quarterly and annual reports, as well as current reports on Form 8-K, was suspended upon filing of this certification. If our request to de-register securities is withdrawn or denied, we will be required to file all reports that would have been required during the period in which our reporting obligations were suspended. If we are required to continue to file reports, we will continue to incur costs, reducing the assets available for distribution to our stockholders.

Our stock transfer books will close promptly after the date stockholders approve the Plan, after which it will not be possible for stockholders to trade our stock.

We intend to close our stock transfer books and discontinue recording transfers of common stock on the date on which we file our Certificate of Dissolution with the Secretary of State of the State of Delaware (the “Cut-Off Time”). Thereafter, certificates representing our common stock will not be assignable or transferable except by will, intestate succession or operation of law. The proportionate interests of all of our stockholders will be fixed on the basis of their respective stock holdings at the Cut-Off Time, and, after the Cut-Off Time, any distributions we make will be made solely to the stockholders of record at the Cut-Off Time, except as may be necessary to reflect subsequent transfers recorded on our books as a result of any assignments by will, intestate succession or operation of law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock, as of September 30, 2007, by: (i) each person who is known by us to beneficially own more than 5% of the common stock, (ii) each of our directors, (iii) each of our named executive officers (i.e., our executive officers whom we paid $100,000 or more in compensation in fiscal 2006) and (iv) all of our directors and executive officers as a group. Unless otherwise noted below, the listed persons have sole voting and dispositive powers with respect to the shares of common stock shown as beneficially owned by them, subject to community property laws if applicable, and the address of each of the following stockholders is the same as our address, 4382 Round Lake Road West, Arden Hills, MN 55112.

	Shares	Percentage of
	Beneficially	Outstanding Shares
Name and Address	Owned(1)	Owned(1)

Frank A. Katarow(2)	50,000	*
William D. Corneliuson(3)	1,168,050	8.9%
1045 West Glen Oaks Lane, Suite 203
Mequon, WI 53092
Solomon Aronson, M.D.(4)	62,000	*
James C. Hawley	500	*
Donna R. Lunak(5)	89,500	*
Hambrecht & Quist Capital Management LLC(6)	1,596,715	12.2%
30 Rowes Wharf, Suite 430 Boston, MA 02110
All officers and directors as a group (5 persons)(7)	1,368,050	10.4%

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with rules of the SEC, and includes voting power and/or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of September 30, 2007 are deemed outstanding for purposes of computing the percentage of the person holding such options, but are not deemed outstanding for purposes of computing the percentage of any other person. Except as indicated by footnote, we believe that the persons named in this table, based on information provided by such persons, have sole voting and investment power with respect to the shares of common stock indicated.

(2)	Includes options to purchase 50,000 shares of common stock, which are exercisable as of September 30, 2007.

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(3)	Includes (i) options to purchase 250,000 shares of common stock which are exercisable as of September 30, 2007, (ii) 84,250 shares of common stock held by Duchess Limited Partnership, an entity in which Mr. Corneliuson holds a pecuniary interest, (iii) 160,000 shares of common stock owned by a trust of which Mr. Corneliuson is a beneficiary and (iv) 6,000 shares of common stock owned by Mr. Corneliuson’s spouse. Mr. Corneliuson disclaims beneficial ownership of the 6,000 shares of common stock owned by his spouse.

(4)	Includes options to purchase 60,000 shares of common stock, which are exercisable as of September 30, 2007.

(5)	Includes options to purchase 87,500 shares of common stock, which are exercisable as of September 30, 2007.

(6)	The information reported is based on a Schedule 13G filed with the SEC on December 11, 2006 reporting beneficial ownership information.

(7)	Includes options to purchase 447,500 shares of common stock, which are exercisable as of September 30, 2007.

POSSIBLE EFFECTS OF THE APPROVAL OF THE PLAN OF LIQUIDATION AND
DISSOLUTION UPON DIRECTORS AND OFFICERS

Other than as set forth below, it is not currently anticipated that our liquidation will result in any material benefit to any of our officers or directors that are different from the benefits to be received by all stockholders.

Following the filing of the Certificate of Dissolution with the Delaware Secretary of State, the Company will continue to indemnify each of the current and former directors and officers to the extent required under Delaware law as well as our Certificate of Incorporation and By-Laws, as in effect immediately prior to the filing of the Certificate of Dissolution. In addition, the Company intends to obtain an endorsement to its current directors’ and officers’ insurance policy to provide coverage for claims arising after adoption of the Plan through the date of dissolution of the Company. The Company also intends to obtain runoff coverage for an additional six-year period after adoption of the Plan to cover claims relating to events occurring prior to adoption of the Plan. The Company has received an estimate of $250,000 for such coverage.

Under the Plan, the Board is authorized to approve compensation to personnel retained to complete the liquidation and dissolution. There are currently no agreements with any individuals regarding services to be performed or compensation to be paid in relation to the liquidation and dissolution. The Board has no plans to provide incentives to such individuals or to compensate them at any rate above their current compensation level.

It is anticipated that the salaries of officers continuing to provide services through the dissolution process will be reduced as the amount of activity is reduced and that the total of salaries payable during the dissolution process will be between $20,000 and $35,000.

Our President and interim Chief Executive Officer, Frank A. Katarow, does not own any common stock. He has options to purchase 50,000 shares of common stock, though such options are significantly out-of-the money.

The lowest exercise price at which the Company has granted any outstanding stock options to any current officer or director is $0.74 per share, none of which has vested or will vest upon the approval of the Plan. If the Plan is approved, no officers of the Company will receive proceeds from any distribution in association with the Plan and as a result of the exercise of common stock options, as (i) any “in the money” stock options are unvested and will not vest upon the approval of the Plan and (ii) any vested common stock options will be “out of the money” upon approval of the Plan.

PRINCIPAL PROVISIONS OF THE PLAN OF LIQUIDATION AND DISSOLUTION

Following is a summary of certain aspects of the Plan. You should read the complete Plan attached as Appendix A to this proxy statement because this summary may not contain all of the information you should consider when determining whether to approve the Plan.

Cessation of Operations

Since October 31, 2007, we have discontinued substantially all of our operations.

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If the Plan is approved by our stockholders, we will not engage in any activities except to the extent to preserve the value of our assets, wind up our activities and distribute our assets.

Cut-Off Time

We intend to close our stock transfer books and discontinue recording transfers of shares of common stock on the date on which we file our Certificate of Dissolution with the Secretary of State of Delaware (the “Cut-Off Time”), and, thereafter, certificates representing shares of common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law. After the Cut-Off Time, we will not issue any new stock certificates (other than replacement certificates). It is anticipated that no further trading of our shares will occur on or after the Cut-Off Time. All liquidating distributions from the Company on or after the Cut-Off Time will be made to stockholders according to their holdings of common stock as of the Cut-Off Time. Subsequent to the Cut-Off Time, we may at our election require stockholders to surrender certificates representing their shares of the common stock in order to receive subsequent distributions. Stockholders should not forward their stock certificates before receiving instructions to do so. If surrender of stock certificates should be required, all distributions otherwise payable by the Company to stockholders who have not surrendered their stock certificates may be held in trust for such stockholders, without interest, until the surrender of their certificates subject to escheat pursuant to the laws relating to unclaimed property. If a stockholder’s certificate evidencing the common stock has been lost, stolen or destroyed, the stockholder may be required to furnish us with satisfactory evidence of the loss, theft or destruction thereof, together with a surety bond or other indemnity, as a condition to the receipt of any distribution.

Sales of Our Assets

Sales of our assets will be made on such terms as are approved by our Board and may be conducted by competitive bidding or privately negotiated sales. If agreements for the sale of assets are entered into prior to the Special Meeting, such agreements may be contingent upon the approval of the Plan at the Special Meeting. Sales will only be made after our Board has determined that they are reasonable to the stockholders, considering reasonably available information and our current circumstances. We likely will not be able to obtain as high a price for our illiquid assets as we might obtain if we were not liquidating and dissolving our business. We will not be required to obtain appraisals or other third party opinions as to the value of our assets in connection with their liquidation.

Upon approval of the Plan by the stockholders, our officers may dispose of any of our individual assets having a sale value of less than $250,000. Our Board shall approve the terms and conditions of the sale of any asset having a sale value in excess of $250,000. Further, all assets may be sold or otherwise disposed of at any time, in any manner, and for such consideration as management or the Board, as applicable, may deem appropriate in their sole discretion.

Settlement of Liabilities; Contingency Reserve

Under Delaware law, we are required, in connection with our dissolution, to pay or provide for payment of all of our liabilities and obligations. Following approval of the Plan by our stockholders, we intend to promptly pay all expenses and known liabilities. We will also set aside cash and other assets that we believe to be necessary for the payment of contingent and other currently unforeseen obligations as a contingency reserve. We are currently unable to estimate with precision the amount of any contingency reserve that may be required, but any such amount, in addition to any cash contributed to a liquidating trust, if one is utilized, will be deducted before the determination of amounts available for distribution to stockholders.

Our officers are authorized to settle or provide for the satisfaction of all current outstanding claims against the Company that have a value, individually, of less than $250,000. The Board shall approve the terms and conditions of settlement or satisfaction of any current outstanding individual claims in excess of $250,000. If and to the extent deemed necessary, appropriate or desirable by the Board, in its absolute discretion, the Company may establish and set aside a reasonable amount (the “Contingency Reserve”) to satisfy in full all contingent, conditional or unmatured contractual claims known to the Company and all claims the Company knows are likely to arise or become known within ten years from the date of dissolution (other than claims of the stockholders in their capacity

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as such) and all expenses of the sales of the Company’s property and assets, of the collection and defense of the Company’s property and assets, of the liquidation and dissolution provided for in this Plan, and such other purposes as the Board, in its absolute discretion, deems necessary, appropriate or desirable (including, without limiting the foregoing, the conservation of the Company’s property and assets pending the collection, sale, exchange or other disposition thereof). If there are insufficient assets, all such claims shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor. All such claims shall be paid in full if there are sufficient assets. The amount set aside in the Contingency Reserve may be distributed to and held in the Liquidating Trust (as defined in the Plan).

The actual amount of the Contingency Reserve will be based upon estimates and opinions of management and the Board of Directors and may be derived from consultations with outside experts and review of the estimated operating expenses and future estimated liabilities, including, without limitation, anticipated compensation payments, product warranty obligations, estimated legal, accounting and consulting fees, payroll and other taxes payable, miscellaneous office expenses, expenses accrued in the financial statements, and reserves for litigation expenses. There can be no assurance that the contingency reserve in fact will be sufficient. The Company has not made any specific provision for a Contingency Reserve.

Liquidating Distributions

We currently anticipate making a pro rata distribution to stockholders within three years of stockholders’ approval of the Plan. There is, however, no fixed timeline for making distributions and no assurance can be given that distributions will be made according to the foregoing schedule.

Liquidating Trust

All assets may be sold or otherwise disposed of at any time, in any manner, and for such consideration as management or the Board, as applicable, may deem appropriate in their sole discretion. All remaining assets of the Company shall be distributed to the Company’s stockholders or a Liquidating Trust within three years after the date of adoption of the Plan. Such distributions will likely occur all at once, but may occur in a series of distributions, to the stockholders or the Liquidating Trust, or both, in such amounts and at such times as the Board determines in its sole and absolute discretion.

The Board may, in its sole discretion, but is not required to, create a Liquidating Trust and distribute assets, including amounts received from the sale, transfer, license or other disposition of the Company’s patents and other intellectual property assets, to such trust, which property would thereafter be sold or distributed on terms approved by our trustees. The purpose of a Liquidating Trust would be to distribute such property or to sell such property on terms satisfactory to the liquidating trustees, and distribute the proceeds of such sale after paying our liabilities, if any, assumed by the trust, to our stockholders. Any Liquidating Trust acquiring all of our unsold assets will assume all of our liabilities and obligations and will be obligated to pay any of our expenses and liabilities which remain unsatisfied. If the contingency reserve transferred to the Liquidating Trust is exhausted, such expenses and liabilities will be satisfied out of the Liquidating Trust’s other unsold assets.

The Plan authorizes our Board to appoint one or more individuals or entities to act as trustee or trustees of the liquidating trust or trusts and to cause us to enter into a liquidating trust agreement or agreements with such trustee or trustees on such terms and conditions as may be approved by our Board. It is anticipated that our Board will select such trustee or trustees on the basis of the experience of such individual or entity in administering and disposing of assets and discharging liabilities of the kind to be held by the liquidating trust or trusts and the ability of such individual or entity to serve the best interests of our stockholders. Approval of the Plan by the stockholders will also constitute the approval by our stockholders of any such appointment and any liquidating trust agreement or agreements.

We have no present plans to use a Liquidating Trust or Trusts, but our Board believes that the flexibility provided by the Plan with respect to the Liquidating Trusts is advisable. The trust would be evidenced by a trust agreement between us and the trustees. The purpose of the trust would be to serve as a temporary repository for the trust property prior to disposition or distribution to our stockholders. The transfer to the trust and distribution of interests therein to our stockholders would enable us to divest ourselves of the trust property and permit our

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stockholders to enjoy the economic benefits of ownership thereof. Pursuant to the trust agreement, the trust property would be transferred to the trustees immediately prior to the distribution of interests in the trust to our stockholders, to be held in trust for the benefit of the stockholder beneficiaries subject to the terms of the trust agreement. It is anticipated that the interests would be evidenced only by the records of the trust and there would be no certificates or other tangible evidence of such interests and that no holder of common stock would be required to pay any cash or other consideration for the interests to be received in the distribution or to surrender or exchange shares of common stock in order to receive the interests. It is further anticipated that pursuant to the trust agreements (i) a majority of the trustees would be required to be independent of our management; (ii) approval of a majority of the trustees would be required to take any action; and (iii) the trust would be irrevocable and would terminate after, the earliest of (x) the trust property having been fully distributed, or (y) a majority in interest of the beneficiaries of the trust, or a majority of the trustees, having approved of such termination, or (z) a specified number of years having elapsed after the creation of the trust.

Listing and Trading of the Common Stock and Interests in the Liquidating Trust or Trusts

Our common stock is currently traded on the Pink Sheets LLC. We currently intend to close our stock transfer books at the Cut-Off Time and to cease recording stock transfers and issuing stock certificates, other than replacement certificates, at that time. Accordingly, trading in our common stock will cease at the Cut-Off Time.

It is anticipated that the interests in a Liquidating Trust or Trusts will not be transferable, although no determination has yet been made. Our Board and management will make that determination before the transfer of unsold assets to the Liquidating Trust and will be based on, among other things, our Board and management’s estimate of the value of the assets being transferred to the Liquidating Trust or Trusts, tax matters and the impact of compliance with applicable securities laws. Should the interests be transferable, we plan to distribute an information statement with respect to the Liquidating Trust or Trusts at the time of the transfer of assets and the Liquidating Trust or Trusts may be required to comply with the periodic reporting and proxy requirements of the Exchange Act. The costs of compliance with such requirements would reduce the amount that otherwise could be distributed to interest holders. Even if transferable, the interests are not expected to be listed on a national securities exchange or quoted through a securities exchange, and the extent of any trading market therein cannot be predicted. Moreover, the interests may not be accepted by commercial lenders as security for loans as readily as more conventional securities with established trading markets.

Continued Employment of Officers and Directors

During the liquidation of our assets, we may compensate our officers, directors, employees, and agents, or any of them, for services rendered in connection with the implementation of the Plan and/or retention and severance benefits deemed necessary by our Board to further implement the Plan. Your approval of the Plan will constitute your approval of the payment of any such compensation.

Continued Indemnification

Following the approval of the Plan by our stockholders, we will continue to indemnify each of our current and former directors and officers to the extent required under Delaware law as well as in accordance with our Certificate of Incorporation and By-Laws, including for actions taken in connection with the Plan and the winding up of our affairs. Our obligation to indemnify such persons may be satisfied out of the assets of any Liquidating Trust. Our Board and the trustees of any Liquidating Trust may obtain and maintain such insurance as may be necessary to support our indemnification obligations under the Plan, though we expect to pay for such insurance before a Liquidating Trust is established.

Abandonment; Amendment

Under the Plan, our Board may modify, amend or abandon the Plan in its discretion subsequent to the Plan being approved by our stockholders.

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SELECTED FINANCIAL DATA

The following selected financial information is derived from and should be read in conjunction with our audited financial statements and related notes thereto contained in our Annual Report on Form 10-K, and unaudited financial statements and related notes contained in our Quarterly Report on Form 10-Q, delivered with this proxy statement.

						Nine Months
						Ended
	Year Ended April 30,		Year Ended September 30,			June 30,
	2002	2003	2004	2005	2006	2007
			(In thousands)

Statement of Operations Data:
Revenue	$791	$1,149	$864	$1,172	$1,117	$582
Expenses:
Research	674	521	505	1,170	929	525
Marketing, sales and administrative	2,307	2,105	2,595	3,460	4,698	2,105
Loss from Operations	(2,774)	(2,160)	(2,835)	(4,281)	(6,036)	(3,208)
Interest Income	117	26	30	133	232	93
Net loss	$(2,657)	$(2,134)	$(2,831)	$(4,148)	$(5,804)	$(3,115)
Loss per common share-basic and diluted	$(0.39)	$(0.28)	$(0.29)	$(0.38)	$(0.47)	$(0.24)
Weighted average shares outstanding — basic and diluted	6,842	7,623	9,622	10,939	12,456	13,103

						Nine Months
						Ended
	Year Ended April 30,		Year Ended September 30,			June 30,
	2002	2003	2004	2005	2006	2007
			(In thousands)

Balance Sheet Data:
Cash and short-term Investments	$3,048	$2,598	$4,793	$5,424	$4,698	$1,465
Total current assets	3,727	3,266	5,425	6,265	5,826	2,128
Total assets	3,800	3,329	5,586	6,720	6,276	2,265
Total current liabilities	483	450	517	775	1,572	488
Total liabilities	483	450	517	775	1,572	488
Deficit accumulated during development stage	(18,436)	(20,570)	(24,382)	(28,530)	(34,334)	(37,449)
Total stockholders equity	$3,316	$2,879	$5,069	$5,945	$4,705	$1,777

ESTIMATED AGGREGATE DISTRIBUTION AMOUNT

The estimated amount of distribution is based upon an estimate of available cash at the time of the Special Meeting, an estimate of the realizable value of our salable assets, the settlement amount of our known obligations, and an estimate of assets we expect to consume during the liquidation and dissolution of our business. After we sell our remaining assets (such as equipment and other tangible and intangible assets used in the conduct of our business) and settle all remaining contingent and unforeseen obligations, we will distribute our remaining cash to our stockholders, as our Board deems appropriate.

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The estimated distribution amount is highly dependent upon the sale of company assets. See “Estimated Sales Of Our Assets” in this proxy statement for more information. While we will continue to pursue greater value for our stockholders, there is a risk that even the current estimate may not be possible and no funds will be available for distribution.

ESTIMATE OF DISTRIBUTION AMOUNT

Estimated cash balance at November 30, 2007	$625,000
Cost to close facility	(50,000)
Insurance and vendor obligations	(450,000)
Patent maintenance costs	(50,000)
Sale of company assets	10,000
Other general costs	(25,000)

Estimated distribution	$60,000

Estimated distribution per share	$0.005

ESTIMATED SALES OF OUR ASSETS

Upon approval of the Plan by the stockholders, our officers will dispose of any of our individual assets having a sale value of less than $250,000. Our Board shall approve the terms and conditions of the sale of any asset having a sale value in excess of $250,000.

Sales of our remaining assets will be conducted by competitive bidding, public sales or privately negotiated sales. The prices at which we will be able to sell assets will depend largely on factors beyond our control. Because some of our remaining assets may decline in value over time, we may not be able to sell these assets in time to generate meaningful value. Further, some of our assets, such as our intellectual property, are of value to a relatively small universe of potential buyers. Because these buyers know we are liquidating, we likely will not obtain as high a price for these assets as we might obtain if we were not liquidating and dissolving our business.

Because of the unique nature of our inventory, we do not expect to receive significant value for parts inventory and finished product inventory. We also may not be able to obtain any value for our illiquid assets such as office and plant equipment, and intellectual property. While we estimate we will receive $10,000 from the sale of our assets, it is possible that these items may not have any value to a buyer and will generate costs to dispose of our assets.

REPORTING REQUIREMENTS

We have an obligation to continue to comply with the reporting requirements of the Securities and Exchange Act of 1934, as amended. As soon as practicable after adoption of the Plan, the Company will seek to de-register or otherwise seek relief from these reporting obligations. Until such time as the Company ceases to file reports, it will continue to incur costs, reducing the assets available for distribution to the stockholders.

ABSENCE OF APPRAISAL RIGHTS

Under the DGCL, the stockholders are not entitled to appraisal rights for their shares of common stock in connection with the transactions contemplated by the Plan.

REGULATORY APPROVALS

No United States Federal or state regulatory requirements must be complied with or approvals obtained in connection with the liquidation.

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UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The following discussion is intended only as a summary of certain United States federal income tax consequences to our stockholders of the liquidation and dissolution of the Company. The summary is based on currently existing provisions of the Internal Revenue Code of 1986, as amended, existing U.S. Treasury regulations thereunder (including final, temporary or proposed), and published rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences described herein. Distributions pursuant to the Plan may occur at various times and in more than one tax year. We can give no assurance that the tax treatment described herein will be in effect at the time of the distributions. The Company has not sought and will not seek any rulings from the Internal Revenue Service (“IRS”) with respect to the U.S. federal income tax consequences of the liquidation and dissolution and, therefore, there can be no assurance that the IRS will not challenge one or more of the tax consequences described herein. This discussion does not purport to be a complete analysis or listing of all of the potential tax effects relevant to a particular stockholder. In addition, this discussion is limited to U.S. stockholders (defined below) who hold the common stock of the Company as “capital assets” (generally, for investment), and it does not address all of the tax consequences that may be relevant to persons who are subject to special treatment under U.S. federal income tax laws, such as financial institutions, dealers in securities or currencies, regulated investment companies, real estate investment trusts, insurance companies, tax-exempt organizations, non-U.S. persons, partnerships or other pass-through entities or persons holding the Company common stock through a partnership or other pass-through entity, persons that hold the Company common stock as part of a straddle, conversion transaction, hedge, or other risk reduction transaction, a controlled foreign corporation and owners thereof, a passive foreign investment company and owners thereof, a U.S. expatriate, or persons subject to the alternative minimum tax, which may be subject to special rules. In addition, the following discussion does not address the tax consequences relating to the liquidation and dissolution under foreign, state or local tax laws. Accordingly, stockholders should consult their own tax advisors as to the tax consequences of the Plan, including the applicable U.S. federal, state, local, and foreign tax consequences to them.

For purposes of this discussion, a “U.S. stockholder” is a beneficial owner of the Company common stock that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or an entity taxable as a corporation) organized in or under the laws of the United States or of any political subdivision of the United States;

•	an estate whose income is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•	a trust, in general, if a U.S. court is able to exercise primary supervision over the administration of the trust, and one or more U.S. persons have authority to control all substantial decisions of the trust.

If a partnership holds the Company common stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Each partner of a partnership holding the common stock of the Company should consult its own tax advisor.

Federal Income Tax Consequences to the Company

After the adoption of the Plan, we will continue to be subject to federal income tax on our taxable income, if any, until we complete the distribution of all of our cash and other properties to stockholders or liquidating trusts. We will recognize gain or loss on sales of our assets pursuant to the Plan. Upon the distribution of any property, other than cash, to stockholders or the liquidating trust pursuant to the Plan we will recognize gain or loss as if such property were sold to the stockholders at its fair market value (at the time of distribution), unless certain exceptions to the recognition of loss apply.

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Federal Income Tax Consequences to Stockholders

If we make liquidating distributions with respect to our outstanding common stock, each stockholder will recognize gain or loss equal to the difference between (i) the sum of the amount of cash and the fair market value (at the time of distribution) of any property distributed to that stockholder, and (ii) that stockholder’s tax basis in his or her shares of common stock.

Each stockholder’s gain or loss will be computed on a “per share” basis. The Company may make more than one liquidating distribution, each of which will be allocated proportionately to each share of stock owned by a stockholder. The value of each liquidating distribution will be applied against and reduce a stockholder’s tax basis in his or her shares of stock. Gain will be recognized as a result of a liquidating distribution to the extent that the aggregate value of the distribution and all prior liquidating distributions received by a stockholder with respect to a share exceeds his or her tax basis in that share. Any loss will generally be recognized only when you receive the final distribution from the Company and then only if the aggregate value of all liquidating distributions with respect to a share is less than the stockholder’s tax basis in that share. Gain or loss recognized by a stockholder with respect to liquidating distributions will generally be capital gain or loss, provided the shares are held as capital assets.

Upon any distribution of property, the stockholder’s tax basis in the property immediately after the distribution will be the fair market value of that property at the time of distribution. The gain or loss realized upon the stockholder’s subsequent sale or disposition of that property will equal the difference between the stockholder’s tax basis in the property at the time of sale or disposition and the proceeds of the sale or disposition. Gain or loss recognized upon a subsequent sale or disposition of the distributed property will be characterized as capital or ordinary based on the character of the property distributed, not on the character of the stock.

After the close of our taxable year, we will provide each stockholder and the IRS with a statement of the amount of cash distributed to the stockholder and our best estimate of the value of any property distributed to them during that year. There is no assurance that the IRS will not challenge that valuation, which could result in a change in the amount of gain or loss recognized with respect to that distribution. Distributions of property other than cash could result in tax liability that exceeds the amount of cash received. In that case, the stockholder would be required to satisfy his or her tax obligations from other sources or by selling all or a portion of the property received.

Certain Federal Income Tax Consequences Arising from Liquidating Trust

If we transfer assets to a liquidating trust, stockholders will generally be treated for tax purposes as having received their pro rata share of the property transferred to the liquidating trust, reduced by the amount of known liabilities assumed by the liquidating trust or to which the property transferred is subject. The liquidating trust itself will not be subject to federal income tax. After formation of a liquidating trust the stockholders will be required to recognize, for federal income tax purposes, their allocable portion of any income, gain, deduction or loss recognized by the liquidating trust. As a result of the transfer of property to the liquidating trust and the ongoing operations of the liquidating trust or trusts, stockholders may be subject to tax, whether or not they have received any actual distributions from the liquidating trust with which to pay such tax.

State and Local Tax

Stockholders may also be subject to state or local taxes on liquidating distributions paid to them or a liquidating trust, and on any income recognized by a liquidating trust. Stockholders should consult their tax advisors with respect to the state and local tax consequences of the Plan.

EFFECT OF LIQUIDATION

The methods used by the Board and management in estimating the values of our assets are inexact and may not approximate values actually realized. The Board’s assessment assumes that estimates of our liabilities and operating costs are accurate, but those estimates are subject to numerous uncertainties beyond our control and also do not reflect any contingent or unmatured liabilities that may materialize or mature. For all these reasons, actual net proceeds distributed to stockholders in liquidation may be significantly less than the estimated amount discussed in this proxy statement. Moreover, no assurance can be given that any amounts to be received by our stockholders in liquidation will equal or exceed the price or prices at which our common stock has recently traded or may trade in the future.

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VOTE REQUIRED AND BOARD RECOMMENDATION

The approval of the Plan requires the affirmative vote of the holders of a majority of the outstanding shares of common stock as of the record date.

STOCKHOLDER PROPOSAL DEADLINES

In the event that we hold a 2008 Stockholder Meeting, proposals of stockholders that are intended to be presented at the Meeting of Stockholders must have been received by us no later than October 22, 2007. Stockholders who wish to make a proposal at the 2008 Annual Meeting—other than one that will be included in our Proxy Statement—must notify us between November 20, 2007 and December 20, 2007. If a stockholder who wishes to present a proposal fails to notify us by October 22, 2007 and such proposal is brought before the 2008 Annual Meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2008 Annual Meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. In order to curtail controversy as to the date on which a proposal was received by us, we suggest that proponents submit their proposals by Certified Mail, Return Receipt Requested, to Medwave, Inc., 4382 Round Lake Road West, Arden Hills, Minnesota 55112, Attention: Secretary.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Our Annual Report on Form 10-K for the year ended September 30, 2006, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 are incorporated herein by reference and are being furnished to stockholders along with this proxy statement. Any statement in the foregoing documents incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement modifies or supersedes such statement.

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website located at www.sec.gov or our website at www.medwave.com. You may also read and copy any document that we file with the SEC at the SEC’s Public Reference Room located at 450 Fifth Street, N.W., Washington DC, 20549. You may obtain additional information on the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

All documents pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act subsequent to the date hereof and prior to the date of the Special Meeting or any adjournment or postponement thereof that are deemed to be “filed” for purposes of the Securities Exchange Act shall be deemed to be incorporated by reference herein and made a part hereof from the date of the filing of such documents. Any statement in a document filed subsequent to the date hereof that is incorporated or deemed to be incorporated by reference herein shall be deemed to modify or supersede any statements in this proxy statement, including any statements incorporated by reference in this proxy statement prior to the date of such subsequent filing, to the extent that a statement contained in such subsequently filed document modifies or supersedes such statement.

We may satisfy SEC rules regarding delivery of proxy statements by delivering a single proxy statement to an address shared by two or more of our stockholders. This delivery method can result in meaningful cost savings for us. To take advantage of this opportunity, we may deliver only one proxy statement to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement either now or in the future, please contact us at the address provided below.

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We will promptly provide without charge to each stockholder to whom a copy of this proxy statement is delivered, upon the written or oral request of such stockholder, a copy of the documents incorporated by reference herein. Requests for such copies should be directed to Medwave, Inc., attention Mr. Frank A. Katarow, Interim Chief Executive Officer, by mail to 4382 Round Lake Road West, Arden Hills, Minnesota, 55112, or by telephone to (651) 639-1227.

OTHER MATTERS

The Board is not aware of any other business that will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable. It is important that the proxies be returned promptly. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the accompanying envelope as soon as possible.

By Order of the Board of Directors,

/s/ Frank A. Katarow
Frank A. Katarow
Interim Chief Executive Officer

November 7, 2007
Arden Hills, Minnesota

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PROXY	MEDWAVE, INC.	PROXY

Special Meeting of Shareholders, December 4, 2007
This Proxy is Solicited on Behalf of the Board of Directors of Medwave, Inc.

MAIL

•	Mark, sign and date your proxy card.

•	Detach your proxy card.

•	Return your proxy card in the postage paid envelope provided.

PHONE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on December 3, 2007

•	Call toll-free 1-800-560-1965

•	Please have your proxy card and the last four digits of your social security number or Tax Identification Number available.

INTERNET

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on December 3, 2007.

•	Visit http://www.eproxy.com/MDWV/

•	Please have your proxy card and the last four digits of your social security number or Tax Identification Number available.

DETACH PROXY CARD HERE

I hereby appoint Frank A. Katarow and Donna R. Lunak, and each of them or either of them, with full power to act without the other and with full power of substitution, my true and lawful attorneys and proxies, to vote all of the shares of common stock of Medwave, Inc. (the “Company”) that undersigned may be entitled to vote and to act for me in my name, place and stead at the Special Meeting of Stockholders of the Company to be held at Medwave, Inc., 4382 Round Lake Road West, Arden Hills, Minnesota on December 4, 2007 at 10:30 a.m. local time, and any adjournments or postponements thereof, for the purposes of considering and voting upon the following proposal:

To Approve the Plan of Liquidation and Dissolution of Medwave, Inc.	☐ FOR	☐ AGAINST	☐ ABSTAIN

OTHER BUSINESS:

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name appears hereon.  Joint owners should each sign. Where applicable, indicate position or representative capacity.

Dated:   , 2007.

Signature

Signature

APPENDIX A

PLAN OF LIQUIDATION AND DISSOLUTION
OF

MEDWAVE, INC.

This Plan of Liquidation and Dissolution (the “Plan”) of Medwave, Inc., a Delaware corporation (the “Company”), is intended to implement the liquidation and dissolution of the Company in accordance with the Delaware General Corporation Law (the “DGCL”) and Section 331 of the Internal Revenue Code of 1986, as amended (the “Code”), as follows:

1. The Board of Directors of the Company has approved this Plan and shall solicit the approval of the Company’s stockholders at a special meeting of the stockholders duly noticed and held in accordance with the Company’s Certificate of Incorporation (as amended and/or restated to date, the “Charter”), the Company’s By-Laws and the applicable Sections of the DGCL, in order to effect the dissolution and liquidation of the Company as set forth in this Plan. Subject to stockholder approval of the dissolution of the Company, this Plan shall constitute the adopted Plan of the Company as of the date on which stockholder approval is obtained (the “Adoption Date”).

2. After the Adoption Date, the officers of the Company shall obtain any certificates required from the Delaware tax authorities, and upon obtaining such certificates, the Company shall file Form 966 with the Internal Revenue Service and file with the Secretary of State of the State of Delaware a certificate of dissolution (the “Certificate of Dissolution”) in accordance with Section 275(d) of the DGCL.

3. In connection with the filing of the Certificate of Dissolution, the officers of the Company shall use their best efforts to obtain and/or file with any state in which the Company is authorized to do business, any instrument or certificate as may be required to effect the withdrawal of the authority of the Company to do business as a foreign corporation in such state.

4. After the date upon which the Certificate of Dissolution becomes effective under the DGCL, the Company shall nevertheless be continued for the term of three (3) years from such date or for such longer period as the Board of Directors of the Company or the Delaware Court of Chancery shall in its discretion direct for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against it, and of enabling the Company gradually to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to its stockholders any remaining assets, but not for the purpose of continuing the business for which the Company was organized. No action or proceeding to which the Company is a party shall abate by the dissolution of the Company or by reason of proceedings for winding up and dissolution thereof.

5. In connection with this Plan, the Company has collected or has made provision for the collection of all accounts receivable, debts and claims owing to the Company.

6. From and after the Adoption Date, the Company shall complete the following corporate actions:

a. The officers of the Company shall be authorized to sell or otherwise dispose of, or cause the sale or disposition of, any of the Company’s individual assets having a sale value of less than $250,000. The Board of Directors shall approve the terms and conditions of the sale of any asset having a sale value in excess of $250,000. All assets may be sold or otherwise disposed of at any time, in any manner, and for such consideration as management or the Board of Directors, as applicable, may deem appropriate in their sole discretion. All remaining assets of the Company shall be distributed to the Company’s stockholders or a Liquidating Trust (as defined below) within 12 months after the date hereof. Such distributions may occur all at once or in a series of distributions, to the stockholders or the Liquidating Trust, or both, in such amounts and at such times as the Board of Directors determines in its sole and absolute discretion. The Board of Directors may, in its sole discretion, but is not required to, create a liquidating trust (the “Liquidating Trust”) and distribute assets, including amounts received from the sale, transfer, license or other disposition of the Company’s patents and other intellectual property assets, to such trust.

b. The officers of the Company shall be authorized to settle or provide for the satisfaction of all current outstanding claims against the Company that have a value, individually, of less than $250,000. The Board of Directors shall approve the terms and conditions of settlement or satisfaction of any current

A-1

outstanding individual claims in excess of $250,000. If and to the extent deemed necessary, appropriate or desirable by the Board of Directors, in its absolute discretion, the Company may establish and set aside a reasonable amount (the “Contingency Reserve”) to satisfy in full all contingent, conditional or unmatured contractual claims known to the Company and all claims the Company knows are likely to arise or become known within ten years from the date of dissolution (other than claims of the stockholders in their capacity as such) and all expenses of the sales of the Company’s property and assets, of the collection and defense of the Company’s property and assets, of the liquidation and dissolution provided for in this Plan, and such other purposes as the Board of Directors, in its absolute discretion, deems necessary, appropriate or desirable (including, without limiting the foregoing, the conservation of the Company’s property and assets pending the collection, sale, exchange or other disposition thereof). If there are insufficient assets, all such claims shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor. All such claims shall be paid in full if there are sufficient assets. The amount set aside in the Contingency Reserve may be distributed to and held in the Liquidating Trust.

7. The distributions to the Company’s stockholders pursuant to this Plan shall be in complete redemption and cancellation of all the outstanding shares of capital stock of the Company. As soon as practicable after the Adoption Date, the Company will cease to be a reporting company under the rules and regulations of the Securities and Exchange Commission. The Company will finally close its stock transfer books and discontinue recording transfers of capital stock on the date on which the Company files its Certificate of Dissolution under the DGCL, and thereafter certificates representing capital stock will not be assignable or transferable on the books of the Company except by will, intestate succession, or operation of law. If any distribution to a stockholder cannot be made, whether because the stockholder cannot be located, has not surrendered its certificates evidencing the capital stock as may be required hereunder or for any other reason, the distribution to which such stockholder is entitled shall be held, after such time as the final liquidating distribution is made by the Company, for the benefit of such stockholder or his or her immediate family. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such stockholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

8. In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board of Directors, pay any brokerage, agency, legal and other fees and expenses of persons rendering services to the Company (including officers of the Company) in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.

9. The Company shall continue to indemnify its officers, the directors, employees and agents in accordance with its Charter, By-Laws and agreements for actions taken in connection with this Plan and the winding up of the affairs of the Company.

10. The Board of Directors, in its absolute discretion, is authorized to obtain and maintain insurance, as it deems necessary or advisable in its sole discretion, including obtaining or maintaining Directors’ and officers’ liability insurance, product liability and other insurance.

11. In accordance with, and as mandated by, Section 282 of the DGCL, the Company’s stockholders shall be personally liable for any claims against the Company as set forth in paragraph 6 above, but such personal liability shall not exceed the amount distributed to such stockholder pursuant to this Plan.

12. The Board of Directors may modify, amend or abandon this Plan and the transactions contemplated hereby without further action by the Company’s stockholders to the extent permitted by the Charter and/or the DGCL.

13. The Board of Directors of the Company, without further action by the Company’s stockholders, may do and perform, or cause the officers of the Company, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind which are deemed necessary, appropriate or desirable, in the absolute discretion of the Board of Directors, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up its affairs.

* * * * * * *

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APPENDIX B

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 10-K
FOR ANNUAL AND TRANSITION REPORTS PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
(Mark One)

☑	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2006

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE TRANSITION PERIOD FROM
For the transition period from                      to
COMMISSION FILE NUMBER: 0-28010
MEDWAVE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	41-1493458
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)
4382 Round Lake Road West, Arden Hills, MN 55112
(Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (651) 639-1227
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of Exchange on which registered

COMMON STOCK, $0.01 PAR VALUE COMMON STOCK PURCHASE RIGHTS	THE NASDAQ CAPITAL MARKET THE NASDAQ CAPITAL MARKET
Securities registered pursuant to section 12(g) of the Act: None.
Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. YES ☐ NO ☑
Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. YES ☐ NO ☑
Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
YES ☑ NO ☐
Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐
     Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act.
Large accelerated filer ☐           Accelerated filer ☐          Non-accelerated filer ☑
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). YES ☐ NO ☑
The aggregate market value of the registrant’s common stock held by non-affiliates of the registrant, based on the last sale price as of the last business day of the registrant’s most recently completed second fiscal quarter, March 31, 2006, was approximately $40,659,408.
As of January 12, 2007, 13,104,280 shares of common stock, par value $0.01 per share, were outstanding.
DOCUMENTS INCORPORATED BY REFERENCE
The registrant intends to file a proxy statement pursuant to Regulation 14A within 120 days of the end of the fiscal year ended September 30, 2006. Portions of such proxy statement are incorporated by reference into Part III of this Annual Report on Form 10-K.

PART I
ITEM 1. BUSINESS.
General
Medwave, Inc., or the Company, was organized under Minnesota law in 1984. In May, 2003, our shareholders voted to re-incorporate the Company under the laws of the State of Delaware via a merger between the Minnesota corporation and the Delaware corporation. We are engaged exclusively in the development, manufacture and sale of non-invasive, blood pressure measurement and monitoring systems and of related technologies.
Blood pressure monitoring has seen little change since the late 1800’s when blood pressure cuffs were introduced. Medwave develops sensor-based, non-invasive blood pressure solutions that are easier to use and at least as accurate as the traditional cuff technology. Blood pressure and changes in blood pressure are critical indicators of the health and performance of the body’s cardiovascular system. Blood pressure varies with age and by gender, such that young adults tend to have lower blood pressures than older adults, and men tend to have higher blood pressures than women of the same age. All hospital patients require measurement of their blood pressure and many surgical or critically ill patients require frequent or continual monitoring of their blood pressure. Continual monitoring of blood pressure is important for patients in operating rooms, surgical recovery rooms, intensive care units, emergency departments and other critical care sites because of the acuteness of these patients’ conditions and rapidity with which their conditions can change. Trend information obtained from successive blood pressure measurements plays an important role in the diagnosis, prognosis, and treatment of diseases. Blood pressure is one vital sign that is measured in every clinical location of the healthcare spectrum, including a patient’s own home environment. Approximately 114 million people visit U.S. emergency departments each year with each visitor requiring a blood pressure reading at least once. It has recently been reported that approximately sixty-five million (65,000,000) people in the United States are considered hypertensive (with high blood pressure), which represents a 30% increase in the last decade.
Our proprietary technology, which uses Medwave’s sensor and algorithm technology, detects and analyzes pulse pressure waveforms from contraction of the heart. The transducer, which is placed on the patient’s wrist, measures arterial waveforms and calculates blood pressure from these measurements. We have applied for U.S. patents covering various aspects of Medwave’s blood pressure technology. As of March 31, 2006, twenty-six (26) U.S. patents relating to Medwave’s blood pressure technology have been granted, and eight (8) U.S. patent applications are pending. We have also been granted ten (10) foreign patents within the European Patent Office, India, and Japan, with an additional six (6) pending patent applications within the European Patent Office, China, Hong Kong, and Japan.
Products
FusionTM — FusionTM is our new vital signs monitoring platform replacing the Vasotrac monitor. We completed clinical trials and validations and have received FDA 510(k) clearance to begin marketing FusionTM. FusionTM was launched to the sales force in the first quarter of the current fiscal year and shipments began in November 2006. FusionTM contains our core blood pressure technology, our sensors, and employs our algorithms to offer numerous technological advantages to the vital signs monitoring market. In addition to our core blood pressure technology, Fusion offers options to monitor oxygen saturation, temperature and a printer. This allows FusionTM to compete in the vital signs market place.
Discontinuance of PrimoTM — We developed the PrimoTM hand-held blood monitor pressure and began sales after receiving FDA approval in February 2006. Many users of Primo encountered difficulty in the proper placement of the Primo’s sensor on the wrist which resulted in inconsistent performance. After 75% of previously shipped Primos were returned or scheduled for return to us, we decided to discontinue selling the Primo. In conjunction with this discontinuation, we have written-off our entire existing inventory of Primo hand-held monitors and the manufacturing equipment used for their production.

Vasotrac® — We began marketing our Vasotrac® monitoring system in February 1995 after receiving clearance from the FDA. The Vasotrac system helped develop our position as a developer of blood pressure monitoring technology that was particularly effective for use with difficult patients and in difficult to monitor environments. Due to obsolete parts and aging technologies, the Vasotrac® will be discontinued and phased out of the product offerings over the fiscal year 2007 and replaced by FusionTM.
OEM module — Our OEM solutions address the integrated non-invasive blood pressure module market. Our goal is to present joint integrated solutions to patient monitoring, defibrillator and other medical device companies and ultimately sign additional supplier agreements. Medwave’s sensor based OEM solutions provide us with significant competitive advantages over cuff based companies in the OEM arena. We have been placing additional emphasis on our OEM efforts. Analogic Corporation signed a Supplier and License Agreement in June 2005. This agreement allows Analogic to integrate Medwave’s sensor-based technology into their patient monitoring suite of products. Analogic has successfully integrated Medwave’s technology. They introduced the product at the 2006 American Society of Anesthesiology convention and expected to commercially launch their product sometime early in 2007.
Clinical Studies
We have conducted clinical studies for four purposes: (i) to aid the product development process, (ii) to obtain data for submission to the regulatory agencies, (iii) to help us prepare marketing and sales information to promote greater awareness of Medwave’s products, and (iv) to gain a peer-to-peer recommendation for our technology. We have used two standards of comparison, the automated cuff and the arterial line (A-line). We designed our clinical study strategy to focus on clinical segments and environments where conventional blood pressure measurement techniques did not work well, while providing the accuracy of an arterial line. We felt that due to the deep entrenchment of the blood pressure cuff, we had to exploit the areas where it had a difficult time performing. The three distinct areas where our focus was placed were:
1) Obese Patient Population
2) Pediatric Patient Population
3) Emergency Medicine
Invasive arterial catheters are believed to provide more data and more accurate blood pressure measurements than automated cuffs. The invasive catheter is therefore considered the “Gold Standard” in monitoring of a patient’s blood pressure. By inserting an invasive arterial catheter in the radial artery on one wrist and by placing Medwave’s technology sensor on the radial artery of the other wrist, data has been simultaneously recorded on a heart beat-by-beat basis. These clinical studies were conducted at teaching hospitals under Internal Review Board controls and protocols and have generally produced favorable results. We expect to continue conducting or supervising clinical studies of our technology on individuals with different characteristics and under various conditions until such time when our products receive general market acceptance.
Sales, Marketing, and Distribution
Over the past few years, our sales organization has been concentrating on the sales and implementation of Medwave’s technology within hospitals. More specifically, we have placed more emphasis on teaching hospitals and prestigious medical centers. Our strategy has been to gain endorsements from their elite facilities, while simultaneously conducting clinical validation studies. We now have numerous studies completed and published, prominent institutions using our technology and new products about to enter the market. Our sales force has made progress in regard to the acceptance of our technology as a standard across multiple departments within a facility.
We originally attempted to build a dealer network to sell our technology, in an effort to seek sales coverage without the commensurate increase in sales staff and cost that would occur if the same coverage were sought by building our own employee sales force. However, we did not find this to be an effective manner to enter and initially penetrate the market, as most medical device dealer organizations do not have the level of sales time required to sell innovative, breakthrough technology.

Recently, Medwave has gone through a sales, marketing and clinical reorganization. Many positions have been eliminated and many roles are being dual functioned. Over the past 12 months, Medwave experimented with various Sales Specialists working with dealers and distributors in efforts to help train and sell PrimoTM. This proved to be an expensive and time consuming venture and subsequently, has been changed.
With the reduction and reorganization of the sales force, Medwave has created a model of direct sales through territory managers. This allows our seasoned sales representatives to market and sell Fusion on a direct basis. Due to the relative size of territories, new agreements with manufacturing representatives are being conducted and additional agreements are being signed to give Medwave more “feet on the street” without the overhead of salaries and related expenses. With this new sales model, we have more flexibility and control for selling and marketing FusionTM. Furthermore, the manufacturing rep model allows us to partner with organizations that have a similar “call point” to that of FusionTM and sell products of the same class increasing the call points of the sales process for Medwave products. This entire process will have oversight by the Territory Sale Manager for Medwave.
Our relationship with Universal Hospital Services (UHS) continues to develop. We signed an Agreement with them last year. This agreement has two components: one where UHS will become an exclusive rental distributor and the other which gives UHS the ability to sell Medwave’s products. UHS has approximately 120 sales professionals in 80 offices within the Unites States. UHS recently notified Medwave, that they have been selected as the exclusive supplier of bariatric equipment (related to obese patients) for a large group purchasing organization, due in part to offering Medwave’s products, which cover a wide range of sizes and settings.
We had a backlog of approximately $150,000 as of September 30, 2006, primarily of unfulfilled FusionTM orders.
Invasive Arterial Catheter:
Invasive techniques employ the surgical placement of a catheter directly into an artery, an A-line. The fluid-filled catheter is connected to a pressure transducer and assorted tubing to produce beat-by-beat, continual blood pressure measurements. In addition, the catheter may be used to extract blood samples from which a number of diagnostic test results, such as blood gas information, may be obtained. Because our non-invasive technology does not allow for the extraction of blood samples, invasive techniques offer a competitive advantage in this area. The surgical insertion of the catheter, however, takes about fifteen to twenty minutes, assuming no complications. Moreover, while such insertions frequently are performed without incident, serious complications can occur, including thrombosis (blood clot), air emboli (air bubble), and infection. Measurement errors may occur due to air bubbles, catheter clotting or movement, or changes in elevation between the pressure transducer and the level of the heart. Immediately following catheter withdrawal, firm pressure must also be applied over the arterial site for an extended period of time to avoid serious blood loss. Primarily because of its invasive nature, the A-line is generally used by clinicians in critical cases and for only relatively short time periods. The cost associated with inserting and managing an arterial catheter can be significantly higher than non-invasive blood pressure monitoring.
As a general matter, we believe that non-invasive rather than invasive treatments and methods are preferred by clinicians for numerous medical conditions and processes, including the measurement and monitoring of blood pressure. Non-invasive techniques significantly reduce patient risk and increase patient comfort. In addition, the time and expense required to setup, maintain, and remove non-invasive equipment generally is substantially less than with invasive systems. We believe that, in many cases, patients in emergency departments and associated environments, critical care, operating rooms, cardiology departments, and pediatric environments could benefit from non-invasive continual blood pressure monitoring after the point at which clinicians may now discontinue obtaining such readings due to concerns associated with prolonged or indefinite uses of invasive techniques.
Non-Invasive Blood Pressure Cuffs:
Many non-invasive blood pressure measurement techniques utilize a manually operated occlusive cuff around the upper arm. A relatively simple blood pressure instrument, called a sphygmomanometer, contains a cuff connected to a hand air pump and pressure gauge or mercury column. The cuff is inflated to a pressure above that of systolic pressure until the brachial artery is completely occluded, and then the cuff is slowly deflated. During deflation, the clinician must listen to the pulse in the brachial artery. Upon hearing and properly interpreting the appropriate sounds, the clinician records the pressures shown on the gauge or mercury column. The cuff pressure occurring simultaneously with certain observed events within the circulatory or cuff systems are taken as the systolic and diastolic pressures. This process may take several minutes to complete, and in some patients will cause significant discomfort due to the squeezing of the cuff around the upper arm. Numerous clinical studies have been performed comparing the accuracy of this method with the invasive arterial catheter, and have shown a wide degree of variation with this method being caused by such things as environmental noise and movement, improper cuff size, and readings taken too close in time to one another. Recently, many states have required a reduction in the use of mercury, therefore forcing the healthcare industry to seek alternatives.
An automated, non-invasive blood pressure monitoring system is already commonly used throughout hospitals, clinics, nursing homes, out-patient and ambulatory surgery centers, and physician’s offices. In addition, every bedside monitor, whether configured, stand-alone, or networked, incorporates an automatic blood pressure cuff. It is estimated that there are approximately 500,000 bedside monitors installed in the world market, with approximately 75,000 new monitors sold per year. In addition, within the pre-hospital emergency medicine response market, many defibrillators are sold with an automatic blood pressure cuff built into them. It is estimated that approximately 60,000 new defibrillators are sold each year. The automated non-invasive blood pressure monitoring system currently dominating the stand-alone market is the Dinamap® product, marketed by GE Medical Systems, a division of General Electric Company. The Dinamap® provides blood pressure measurements via automatic inflation and deflation of an occlusive cuff at predetermined intervals. It is reasonably reliable and simple to use. However, the Dinamap® product provides only intermittent measurements at one-to-ninety minute intervals, as selected by the clinician. Some patients suffer signification discomfort from the frequent cuff inflation. In addition, with cuff-based systems, arm circulation is cut off during each measurement, the arm holding the pressure cuff is unavailable for intravenous lines and other forms of monitoring, and arm bruising and sleep interruption frequently occur. Also, the manual and automatic cuff systems have not performed well in areas with a high degree of motion, such as in ambulances or cardiac stress labs. It is estimated that there are approximately 450,000 stand-alone/vital signs monitors installed in the market, with approximately 60,000 per year being sold for expansion or replacement reasons. This vital signs market will be addressed by our FusionTM product and the different options it offers.
In contrast to the sphygmomanometer and other cuff-based systems, our products do not require an inflatable cuff but instead contain a unique pressure sensor that is placed on the wrist. In addition to the comfort factor and greater versatility of our products, we believe that our technology has a very important advantage over cuff-based systems: more rapid readings that allow for more precise monitoring.
For the hospital based patients who require continual blood pressure monitoring, invasive methods are currently the clinician’s technology of choice. Given the attractiveness of non-invasive monitoring, however, several companies have introduced or are introducing products into this market for non-invasive continual monitoring of arterial pressure based upon several technologies. These technologies include pulse-wave velocity, partially inflated finger cuffs, partially inflated arm cuffs, and tonometry. We believe that none of these alternatives has gained wide acceptance within the clinical community for continually monitoring arterial pressure. This belief is based on previous, unsuccessful efforts of other companies to introduce accurate, continuous, and non-invasive blood pressure monitors, the absence of such products at major medical and other product shows, the lack of published advertisements, papers or studies about such products in respected scientific, medical and other journals, and anecdotal discussions with physicians and other medical personnel by our management.
In addition, all of the devices which have been introduced historically were intended to be used predominantly in the operating room environment, as many of these technologies have had a difficult time performing with patients where motion or animation may be present. Medwave has focused its efforts on the hospital markets/departments over the past few years in an effort to introduce and gain clinical acceptance within the hospital setting. We have been involved in numerous clinical studies within settings where traditional blood pressure cuffs have had a difficult time performing. As a result, our sales and marketing focus has been towards environments such as bariatrics, pediatrics, and emergency room settings, as well as the operating room. We believe that our technology performs well in these clinical environments, where a blood pressure cuff, manual or automatic, is often challenged. Several studies involving our technology confirmed our belief, as a great deal of focus for our clinical studies includes obese, pediatric and emergency department patients.
Our success depends primarily on gaining physician and hospital acceptance of our products. Gaining clinical acceptance of our technology usually requires our employees to participate in non-formal (not requiring Institutional Review Board approval) clinical trials or evaluations. These evaluations usually compare our technology’s performance to either a blood pressure cuff or to invasive arterial catheters. Having clinical studies and papers, which have been presented and/or published is essential and is usually the beginning of initial discussions with a prospective customer. In addition, it has become increasingly more important to gather and present economic data, which shows that our technology can reduce cost, improve patient through-put, and provide more efficiency for a hospital staff.
Employees
As of December 31, 2006 we employed 22 full-time employees and three part-time employees. We have recently initiated the staged closure of our former office in Danvers, Massachusetts. We anticipate closing this office by April 2007 by which point we will have transitioned all of our operating functions to our office in Arden Hills, Minnesota.
Regulatory Environment
We are subject to FDA and other government regulations, including regulations with respect to marketing approval, manufacturing practices, packaging, labeling and complaint reporting. Medical devices “substantially equivalent” to existing systems continuously marketed since May 1976 may be marketed pursuant to a Pre-Market Notification Submission with the FDA. The FDA finding of “substantial equivalence” for the Vasotrac system and the Vasotrax hand-held monitor does not in any way denote official approval of the device. Further, any representation that creates an impression of official approval of a device because it complies with the pre-market notification regulations is misleading and constitutes misbranding. Certain devices, including those which are not “substantially equivalent” to predicate devices, are subject to Pre-Market Approval Application, or PMA, requirements and more stringent FDA reviews. In contrast to the 510(k) process, the PMA process generally occurs over a more protracted time period and requires more extensive clinical data.
Like all medical device manufacturers, we must implement, maintain and follow the FDA’s Quality System Regulation, or QSR. We believe our primary manufacturing costs are driven by initial scale-up and ultimate production levels and will not be significantly impacted by such requirements. Should we intend to market our products for new or different uses, or should we significantly modify the system in a way that could significantly affect its safety or effectiveness, we would be required to file a new 510(k) submission with the FDA. Moreover, it is anticipated that any new product concepts developed by us will require various government clearances prior to being sold.
In our initial 510(k) submission to the FDA, we included not only clinical data, but also outlined our plans to continue testing and integrating the results into the Vasotrac system. We do not believe that FDA regulations require, and therefore at this point do not anticipate, submission to the FDA of our post-510(k) clinical studies. Although the FDA has stated that a manufacturer is best qualified to make an initial determination of whether a new 510(k) submission is necessary, the FDA can overrule a manufacturer’s decision not to submit a new 510(k) submission and take appropriate regulatory action. If we determine we do not need to submit any such new 510(k) submission, including with respect to our post-510(k) clinical studies, and the FDA consequently takes regulatory action, we could be materially and adversely affected.
Warranty and Service
Our products are generally available with limited 12-month parts and labor warranty commencing at the date of shipment. Some of our OEM agreements may have different terms to the warranty. When warranty repairs are necessary, we generally perform them at our Arden Hills, Minnesota facility. We also provide on-call technical support and service equipment on a time and materials basis. Recently, clinical support staff members have been added on a per diem basis in order to assist the staff of our growing customer base.

Trademarks
Medwave®, Vasotrac®, Vasotrax®, LegatoTM, and FusionTM are trademarks of the Company.
ITEM 1A. RISK FACTORS.
This Annual Report on Form 10-K contains forward-looking statements which involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, without limitation, those set forth in the following risk factors, elsewhere in this Annual Report on Form 10-K and in our other filings with the Securities and Exchange Commission. However, these risks are not the only ones we face. Additional risks that are not yet identified or that we think are immaterial may also materially harm our business. If any of the events or circumstances described in the following risk factors actually occurs, our business, operating results and financial condition could be materially adversely affected. In that case, the value of our common stock could decline substantially.
Our success is dependent on market acceptance of our products as a replacement for the traditional blood pressure cuff.
Our success depends on medical institutions, such as hospitals, outpatient centers, ambulance companies, nursing homes and physician offices, and, to a lesser extent, individual customers accepting our products. Our products, including the FusionTM system, are designed to replace the traditional blood pressure monitoring cuff that medical professionals have used for more than 100 years. Virtually all medical professionals are trained using cuff technology. Our success depends on demonstrating that our products are easier to use and at least as accurate as the traditional cuff. If our products do not gain market acceptance, our future will be jeopardized.
We face substantial competition.
Several companies competing in the traditional cuff and catheter blood pressure monitoring markets have significantly greater resources as well as established technologies and product reputations in the blood pressure monitoring field. If we are unable to develop and market technologically superior blood pressure monitoring systems that provide benefits to patients and improved staff effectiveness at affordable prices, we will not be able to overcome our competitors’ greater resources and established technologies. In addition, these competitors have cooperative relationships with large medical equipment companies and buying groups that we must also overcome in order to successfully compete.
We face substantial competition from other companies that manufacture and market noninvasive instruments for continuous blood pressure measurement and monitoring. These companies may already have, or could develop, superior products or employ more effective sales and distribution strategies to gain greater market share. Either of these possibilities would prevent us from expanding our customer base and could ultimately jeopardize our ability to continue operations. We may also be subject to price competition from other sensor manufacturers whose products are also compatible with our monitors.
We rely on a single technology platform.
Currently, we utilize our proprietary sensor technology and software algorithms in all of our products. Reliance on a single technology platform creates substantial risks for us. If our products are not accepted in the marketplace for any reason, we would be materially and adversely affected, our primary business focus would require re-evaluation, and our ability to continue operations would be jeopardized.

Our products may not perform adequately or be placed properly.
Our products may not provide accurate blood pressure readings as result of a patient’s bone physiology, body weight and physical condition. For example, if a patient’s peripheral blood flow to their arms has been compromised, our products may not function as specified. Other contraindications for our products may result from patients on cardiopulmonary bypass or having any condition in which obtaining a pulsating pressure signal from the radial artery is not possible. Moreover, improper placement of the pressure sensor or improper use of our products by medical personnel may cause our products’ blood pressure readings to be inaccurate. If our products fail to perform, medical institutions may not purchase our products, which would harm our results of operations.
We have recently learned that many users of our Primo hand-held monitors have encountered difficulty in the proper placement of the Primo’s sensor on the wrist which has resulted in inaccurate readings. As a result of these difficulties, approximately 75% of previously shipped Primo hand-held monitors have been or will shortly be returned to us. As a result, we will discontinue selling the Primo. These returns have, and the marketplace resistance created by our discontinuation of a recently launched product will likely continue to, harm our results of operations.
We may be unable to design and build products that do not have substantial operational problems after sale or require unforeseen amounts additional servicing. If our products have repeated operational difficulties after sale, medical institutions may not purchase our products and/or we may incur substantial repair and replacement expenses to avoid losing an existing customer. Any additional servicing requirements, individually or in the aggregate, may be time-consuming or prohibitively expensive. Further, the need for any such additional servicing may not be readily apparent to clinicians using the products and could result in inaccurate readings and the negative impacts on our results of operations discussed above. Even if our products are perceived to generate inaccurate readings or require substantial service after purchase, medical institutions may not purchase our products, which would harm our results of operations.
We must continue to evaluate the design of our products.
We will continue to test our existing products, will likely test our future products on an ongoing basis, and may be required to modify any existing or future products as a result of these tests. If the configuration of the technology must be modified, there can be no assurance that these modifications will be acceptable to customers or be technically feasible. Even if feasible, these modifications could result in significant delays and significant expenses. If these modifications require regulatory approval, additional significant delays could result. We could be materially and adversely affected by any of these developments.
Similarly, as our products are incorporated into OEM modules, both the initial OEM product and any subsequent changes to the OEM product will require regulatory approval. These approvals may result in additional delays, which could be exacerbated because any regulatory application for our OEM products must be submitted by our third party OEM partners. We could be materially and adversely affected by any of these developments.
We may not have adequate intellectual property protection.
We rely on patents, trade secret protection, confidentiality agreements, and un-patented proprietary know-how for the continuing development of new products. Any action that we bring against a third party for infringing any of these rights will be costly and may distract our management’s attention. Our patents and other intellectual property protection may not be able to prevent competition by others.
The patents that have been granted to us, and for which we have applied, do not confer on us the right to manufacture and market products that infringe patents held by others. If our products infringe any patent rights held by third parties, we may be required to stop making, using or selling our products or to obtain licenses from, or pay royalties to, others, any of which could entail significant expense and have a material adverse effect upon us. Further, in such event, there can be no assurance that we would be able to obtain or maintain any licenses on acceptable terms.

We, throughout the development process for our products, and many of our employees have previously been associated with various companies, institutions and individuals. Although we have no knowledge that any such companies, institutions or individuals have claimed, or have any basis for claiming, interests in our intellectual property rights, there can be no assurance that such claims will not be threatened. Even if claims brought against us are unsuccessful or without merit, we would have to defend ourselves. The defense of any actions may be time-consuming and costly and may distract our management’s attention. As a result, we may incur significant expenses and may be unable to effectively operate our business.
Our technology may become obsolete.
The medical device industry is subject to rapid technological innovation and, consequently, the life cycles of products tend to be relatively short. We are engaged in a field characterized by extensive research efforts. There can be no assurance that new developments or discoveries in the field will not render our products and/or technology obsolete. The greater resources of many of the companies currently engaged in research of blood pressure management may permit such companies to create, or respond more rapidly than us to, technological innovations or advances.
We have a new management team.
Our former President and Chief Executive Officer, Timothy J. O’Malley, resigned on September 21, 2006. After Mr. O’Malley’s resignation, our Board of Directors appointed one of the then current directors, Frank Katarow, as interim Chief Executive Officer. Subsequently, we hired Rocco Morelli to serve as our Senior Vice President of Sales & Marketing and Ramon Burton to serve as our Chief Financial Officer. Our success depends to a significant degree on the performance of our management team and other key employees. There is no guarantee that Messrs. Katarow, Burton or Morelli, or our other members of our management team will remain employed with us in the future.
We recently decided to relocate our corporate office which may adversely impact our business.
On October 23, 2006, we initiated a staged closure of our corporate office in Danvers, Massachusetts. As part of this plan, we have laid off the employees in this office. We anticipate closing this office in April 2007, when its lease expires, and transitioning the operational functions from the Danvers office to our facility in Arden Hills, Minnesota. The relocation of our corporate headquarters and the related layoffs may disrupt our operations and will likely add to employee instability and uncertainty. As a result, our business, financial condition and results of operations may be adversely affected until this transition is complete.
We may not be able to manage growth.
If successful, we will experience a period of growth that could place a significant strain on our managerial, financial and operational resources. Our infrastructure, procedures and controls may not be adequate to support our operations and to achieve the rapid execution necessary to successfully market our products. Our future operating results will also depend on our ability to scale up manufacturing efficiently, or expand our direct sales force and our internal sales, marketing and support staff. If we are unable to manage future expansion effectively, our business, results of operations and financial condition will suffer, our management will be less effective, and our revenues and product development efforts may decrease.

We have limited manufacturing experience and capability.
We currently have little manufacturing experience or capability. Today, most of our product manufacturing remains a highly manual process. We have developed, arranged for, and invested in some production tooling, but have not arranged for any significant third-party manufacturing capacity or agreements. There can be no assurance that we will be able to scale-up manufacturing of our products at quantities required to meet cost targets and profitability goals. If our manufacturing costs are higher than anticipated, we may not be able to produce and sell our products. In addition, there can be no assurance that any of our subcontractors will produce sufficient products at required quality and cost levels. We will be materially adversely affected if we are unable to scale-up manufacturing successfully or enter into manufacturing arrangements on acceptable terms.
We have only one manufacturing facility, the loss of which would harm our revenues and damage our customer relations.
We currently fabricate all of our products in our manufacturing facility located in Arden Hills, Minnesota, which is our sole source for production. A natural disaster or other event that resulted in the destruction or loss of part or all of our manufacturing facility or a work stoppage or other employee issues that interrupted or stopped production would significantly harm our business and operations and could cause our existing customers to cancel orders or not buy from us in the future. Although we believe other manufacturing facilities could manufacture our products in compliance with the FDA’s requirements, we may not be able to find an alternate facility that could meet our production requirements on short notice. Even if we found an alternate facility, our production costs likely would increase, which would harm our operating results.
Our sources of supply are concentrated in a single geographic area.
We currently purchase virtually all components and subassemblies for our products from vendors concentrated near our manufacturing operations in Arden Hills, Minnesota. This geographic supplier concentration heightens our exposure to adverse developments in Minnesota and the upper Midwest. Any rapid increase in our supplier costs or sudden unavailability of components or subassemblies because of adverse developments in this region could dramatically harm our overall operating results.
We must maintain and develop strategic relationships with third parties to increase market penetration of our product lines.
In fiscal year 2006, approximately 40% of our products were distributed through unaffiliated regional dealers or sales agents, including all of our international sales. Many aspects of our relationships with these third parties, and the success with which third parties promote distribution of our products, are beyond our control. These third parties typically do not distribute our products on an exclusive basis, and accordingly, there can be no assurance that they will continue to market our products as vigorously as they presently do or at all. The loss of qualified dealers or sales agents to market our products, particularly if these agents work with our competitors, could have a material adverse effect on our business, financial condition and results of operations.
Our international sales expose us to risks.
In fiscal year 2006, international sales accounted for approximately 10% of our revenue. The international sale of medical devices exposes us to risks from unexpected changes in regulatory requirements, tariffs and other barriers and restrictions, and reduced protection for intellectual property rights. In addition, all our international transactions are conducted in U.S. dollars so fluctuations in exchange rates may increase the price of our products in local currencies to the point that they become prohibitively expensive. Sales in international markets have become an increasingly large component of our business and the inability to continue selling internationally could have a material adverse effect on our business, financial condition and results of operations.
We may not continue to receive necessary FDA clearances or approvals.
Our products and activities are subject to extensive, ongoing regulation by the Food and Drug Administration and other governmental authorities. Unforeseen difficulties in these processes could significantly impact our results of operations. Moreover, delays in receipt of, or failure to obtain or maintain, regulatory clearances and approvals, or any failure to comply with regulatory requirements, could delay or prevent our ability to market our product line, which could impact our ability to generate revenue and harm our results of operations.

We may not receive approvals by foreign regulators that are necessary for international sales.
Sales of medical devices outside the United States are subject to foreign regulatory requirements that vary from country to country. If we, or our international distributors, fail to obtain or maintain required pre-market approvals or fail to comply with foreign regulations, foreign regulatory authorities may require us to file revised governmental notifications, cease commercial sales of our products in the applicable countries or otherwise cure the problem. Such enforcement action by regulatory authorities may be costly, and any such failures could have a material adverse effect on our business, financial condition and results of operations.
We may be subject to product liability claims and our products may require modification if patients have complications that are potentially attributable to our products.
While we have not detected significant patient complications caused by any of our products, complications may occur as the technology is used on a greater number of patients with different characteristics and under various conditions. The presence of any significant complications would necessitate a potentially expensive evaluation to determine the cause of these complications. If any complications are ultimately attributable to the design or usage of our products, we could be forced to modify their design. There can be no assurance any modifications will be acceptable to customers or be technically feasible.
We have obtained product liability insurance, including excess umbrella coverage, in the aggregate amount of $7,000,000. However, there can be no assurance that we will be able to maintain this insurance in amounts and with coverage that will adequately cover associated risks or that this insurance will be available in the future at premiums that can be economically justified. Lack of this insurance, or failure of the insurance we maintain to compensate patients for complications caused by our products, could expose us to substantial damages, which could have a material adverse effect on our business, financial condition and results of operations.
We have a history of losses and may experience continued losses.
We have experienced losses every year since our inception. These losses have resulted because expenditures in the course of researching, developing and enhancing our technology and products and establishing our sales and marketing organization have exceeded our revenues. We expect that our operating expenses will increase in the foreseeable future. It is possible that we will never achieve or sustain the revenue levels required for profitability.
We may need additional capital, which may be unavailable.
The commercialization of our product line and the development and commercialization of any additional products may require greater expenditures than expected in our current business plan. Our capital requirements will depend on numerous factors, including:
•	our rate of sales growth—fast growth may actually increase our need for additional capital to hire additional staff, purchase additional component inventories, finance the increase in accounts receivable and supply additional support services;

•	our progress in marketing-related clinical evaluations and product development programs, all of which will require additional capital to begin and continue;

•	our receipt of, and the time required to obtain, regulatory clearances and approvals—the longer regulatory approval takes, the more working capital we will need to support our regulatory and development efforts in advance of sales;

•	the level of resources that we devote to the development, manufacture and marketing of our products—any decision we make to improve, expand or simply change our process, products or technology will require increased funds; and

•	market acceptance and demand for our products—although growth may increase our capital needs, the lack of growth and continued losses would also increase our need for capital.
We may be unable to predict accurately the timing and amount of our capital requirements. We may be required to raise additional funds through public or private financing, bank loans, collaborative relationships or other arrangements earlier than expected. It is possible that banks, venture capitalists and other investors may perceive our capital structure, our history of losses or the need to achieve widespread acceptance of our technology as too great a risk to bear. As a result, additional funding may not be available on attractive terms, or at all, and may result in significant dilution of existing stockholders’ interests, all of which could cause our share price to decline. If we cannot obtain additional capital when needed, we may be forced to agree to unattractive financing terms, to change our method of operation or to curtail our operations.
A continued low stock price, the failure to maintain a minimum of $2.5 million of stockholders’ equity or our inability to comply with other applicable requirements could result in our being de-listed from the NASDAQ Capital Market and subject us to regulations that could reduce our ability to raise funds.
As of January 5, 2007, the closing price of our common stock was below $1.00 per share for 30 consecutive trading days in violation of the continued listing criteria for trading on the NASDAQ Capital Market. If our stock price does not increase during the applicable cure period, we fail to maintain stockholders’ equity of at least $2.5 million (and do not meet alternative tests of either having $35 million in market capitalization or $500,000 in annual net income), or we fail to satisfy other NASDAQ continued listing criteria, NASDAQ may de-list our common stock from the NASDAQ Capital Market. In such an event, our shares could only be traded on over-the-counter bulletin board systems. This method of trading could significantly impair our ability to raise new capital.
In the event that our common stock was de-listed from the NASDAQ Capital Market, we may become subject to special rules, called penny stock rules that impose additional sales practice requirements on broker-dealers who sell our common stock. The rules require, among other things, the delivery, prior to the transaction, of a disclosure schedule required by the Securities and Exchange Commission relating to the market for penny stocks. The broker-dealer also must disclose the commissions payable both to the broker-dealer and the registered representative and current quotations for the securities, and monthly statements must be sent disclosing recent price information.
In the event that our common stock becomes characterized as a penny stock, our market liquidity could be severely affected. The regulations relating to penny stocks could limit the ability of broker-dealers to sell our common stock and thus the ability of our stockholders to sell their common stock favorably in the secondary market. All of these increased regulations and decreased liquidity could combine to depress the market price for our common stock and impair our ability to raise needed capital.
Our common stock is subject to price volatility.
The market price of our common stock has been and is likely to continue to be highly volatile. Our stock price could be subject to wide fluctuations in response to various factors, including:
•	the sales of our common stock by affiliates or other shareholders with large holdings;

•	the rate of adoption by physicians of our technology in targeted markets;

•	the timing and extent of technological advancements or the failure to meet projected technological milestones;

•	results of clinical studies;

•	the timing of patent and regulatory approvals;

•	changes in, or failure to meet, financial estimates of securities analysts;

•	quarterly variations in operating results; and

•	general market conditions.
Our future operating results may fall below the expectations of securities industry analysts or investors. Any such shortfall could result in a significant decline in the market price of our common stock. In addition, the stock market has experienced significant price and volume fluctuations that have affected the market prices of the stock of many medical device companies and that often have been unrelated to the operating performance of such companies. These broad market fluctuations may directly and adversely influence the market price of our common stock.
Common stock which is available for immediate resale may depress our market price.
We have filed registration statements with the Securities and Exchange Commission covering the potential resale by some of our shareholders of up to 8,597,810 shares of common stock. Additionally, as of December 31, 2006, we had 1,962,105 shares of our common stock reserved for issuance with respect to options and warrants. The existence of a substantial number of shares of common stock subject to immediate resale, or the possibility of exercise of our outstanding options and warrants, could depress the market price for our common stock and impair our ability to raise needed capital.
Our common stock is thinly traded, so a shareholder may be unable to sell at or near ask price or at all if you need to liquidate your shares.
Our common stock has historically been sporadically or “thinly-traded” on the NASDAQ Capital Market. For example, during one particular day in the three months ended December 31, 2006, only 200 shares of our common stock were traded. As a result, the number of persons interested in purchasing our common stock at or near ask prices at any given time may be relatively small or non-existent. This situation is attributable to a number of factors, including the fact that we are a small company, which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume, and that even if we came to the attention of these persons, they tend to be risk-averse and would be reluctant to follow an unproven company such as ours or purchase or recommend the purchase of our common stock until we became more financially viable. As a consequence, there may be periods of several days or more when trading activity in our shares is low and a shareholder may be unable to sell his shares of common stock at an acceptable price, or at all. We cannot give shareholders any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that even current trading levels will be sustained.
If securities or industry analysts do not publish research or reports about our business, or if they change their recommendations regarding our stock adversely, our stock price and trading volume could decline.
The trading market for our common stock will be influenced by the research reports and opinions that securities or industry analysts publish about our business. We do not currently have and may never obtain research coverage by analysts. Investors have numerous investment opportunities and may limit their investments to publicly traded companies that receive thorough research coverage. If no analysts commence coverage of us or if one or more analysts cease to cover us or fail to publish reports in a regular manner, we could lose visibility in the financial markets, which could cause a significant and prolonged decline in our stock price due to lack of investor awareness. In the event that we do obtain analyst coverage, and if one or more of the analysts downgrade our stock or comment negatively about our prospects or the prospects of other companies operating in our industry, our stock price could decline significantly.
We do not intend to pay dividends in the foreseeable future.
We have never declared or paid a cash dividend on our common stock. We currently intend to retain any earnings for use in the operation and expansion of our business and therefore do not anticipate paying any cash dividends in the foreseeable future.

Our internal control over financial reporting may need enhancement.
If we fail to maintain adequate internal control over financial reporting, if we are unable to timely complete our assessment of the effectiveness of our internal control over financial reporting, or if our independent registered public accounting firm cannot attest to our assessment of our internal control over financial reporting, we may be subject to regulatory sanctions and a loss of public confidence and the trading price of our stock could be negatively impacted.
Effective internal reporting controls are necessary for us to provide reliable financial reports and effectively detect and prevent fraud. Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, we will be required beginning with our fiscal year ending September 30, 2008, to include in our annual report our assessment of the effectiveness of our internal control over financial reporting. Furthermore, our registered independent public accounting firm will be required to report on our assessment of the effectiveness of our internal control over financial reporting and separately report on the effectiveness of our internal control over financial reporting beginning with our fiscal year ending September 30, 2009. We have not yet completed our assessment of the effectiveness of our internal control over financial reporting. If we fail to timely complete this assessment, or if our independent registered public accounting firm cannot attest to our assessment, we may be subject to regulatory sanctions and a loss of public confidence. Also, the lack of effective internal control over financial reporting may adversely impact our ability to prepare timely and accurate financial statements.
Provisions in our shareholder rights agreement and state law may make it harder for others to obtain control of Medwave even though some stockholders might consider such a development to be favorable.
We have implemented a so-called poison pill by adopting our shareholders rights agreement. This poison pill significantly increases the costs that would be incurred by an unwanted third-party acquirer if such party owns or announces its intent to commence a tender offer for more than 15% of our outstanding common stock. The existence of this poison pill could delay, deter or prevent a takeover of Medwave. Applicable Delaware General Corporation Law also imposes various procedural and other requirements that could delay or make a merger, tender offer or proxy contest involving us more difficult.
All of these provisions could limit the price that investors might be willing to pay in the future for shares of our common stock, which could preclude our stockholders from recognizing a premium over the prevailing market price of our stock.
ITEM 1B. UNRESOLVED STAFF COMMENTS.
None.
ITEM 2. PROPERTIES.
Our principal offices, manufacturing facility and research and development center are all currently located at 4382 Round Lake Road West, Arden Hills, Minnesota 55112. Our lease for this facility expires in June 2010. The monthly base lease payment is approximately $5,510 and we are generally responsible for taxes, insurance, maintenance, and other expenses related to the operation of this facility. We have recently initiated the staged closure of our former principal office in Danvers, Massachusetts. The Danvers office will be closed in April 2007 when its lease expires. Our production capacity is adequate for our short-term needs and our Arden Hills facility is suitable for our business as presently conducted.
ITEM 3. LEGAL PROCEEDINGS.
None.
ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

PART II
ITEM 5. MARKET FOR REGISTRANT’S COMMON STOCK AND RELATED STOCKHOLDER MATTERS
Our common stock trades on the NASDAQ Capital Market under the symbol “MDWV.” The following table sets forth the high and low closing sales price for the common stock during each specified period as reported by the NASDAQ Stock Market, Inc.:

Fiscal 2006[1]	High	Low
First Quarter	$3.40	$2.30
Second Quarter	3.60	2.59
Third Quarter	3.39	2.34
Fourth Quarter	2.75	1.38

Fiscal 2005[2]	High	Low
First Quarter	$5.49	$4.29
Second Quarter	5.18	3.75
Third Quarter	3.91	2.80
Fourth Quarter	3.65	2.80
There were approximately 106 record holders of our common stock as of December 29, 2006. We believe the number of beneficial owners to be substantially higher. On December 29, 2006, the closing price for our common stock was $0.58. We have never paid a dividend on our common stock and do not intend to pay dividends in the foreseeable future.
Equity Compensation Plan Information
The following table summarizes information about the options, warrants and rights and other equity compensation under our equity plans as of September 30, 2006.

Number of securities
remaining available for
	Number of securities to	Weighted-average	future issuance under
	be issued upon	exercise price of	equity compensation
	exercise	outstanding	plans (excluding
	of outstanding options,	options, warrants	securities reflected in
	warrants and rights	and rights	column (a))
Plan Category	(a)	(b)	(c)
$
Equity compensation plans approved by security holders	1,557,702	3.78	165,548
Equity compensation plans not approved by security holders	—	—	—

Total	1,557,702	$3.78	165,548

[1]	October 1, 2005 to September 30, 2006

[2]	October 1, 2004 to September 30, 2005

ITEM 6. SELECTED FINANCIAL DATA –
The following selected financial data are derived from the Company’s financial statements and notes thereto and should be read in conjunction with (and are qualified in their entirety by) the Company’s financial statement and notes thereto and the financial information included elsewhere in the Annual Report on Form 10-K.

	Year Ended			5 Months Ending	Year Ended
	September 30,			September 30,	April,
	2006	2005	2004	2003	2003

Revenue:
Net Sales	$1,117,254	$1,172,246	$863,851	$436,692	$1,148,745

Operating expenses:
Cost of sales and production	968,799	823,635	599,054	251,479	683,812
Research and development	928,749	1,170,251	505,107	156,798	520,716
Sales and marketing	2,285,127	2,176,804	1,688,252	586,107	1,400,356
General and administrative	2,413,044	1,283,029	906,867	429,049	704,308
Primo impairment expenses	557,323	—	—	—	—

Total operating expenses	7,153,042	5,453,719	3,699,280	1,423,433	3,309,192

Operating loss	(6,035,788)	(4,281,473)	(2,835,429)	(986,741)	(2,160,447)

Other income(expense):
Interest income	231,829	133,283	29,667	5,877	26,245
Loss on disposal of equipment	—	—	(25,302)	—	—

Net loss	$(5,803,959)	$(4,148,190)	$(2,831,064)	$(980,864)	$(2,134,202)

Net loss per share — basic and diluted	$(0.47)	$(0.38)	$(0.29)	$(0.11)	$(0.28)

Weighted average number of common and common equivalent shares outstanding - basic and diluted	12,455,526	10,938,624	9,622,191	8,662,926	7,622,971

Balance Sheet Data:	Sep 30, 2006	Sep 30, 2005	Sep 30, 2004	Sep 30, 2003	Apr 30, 2003
Cash and cash equivalents	$4,698,115	$5,424,078	$4,793,326	$1,694,648	$2,597,649
Working capital	4,254,055	5,489,801	4,908,292	1,900,387	2,816,124
Total assets	6,276,455	6,719,897	5,585,636	2,462,406	3,329,307
Total stockholders’ equity	4,704,702	5,945,092	5,068,709	1,977,147	2,878,974

ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULT OF OPERATIONS.
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and releases issued by the Securities and Exchange Commission and within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. The words “believe”, “expect”, “anticipate”, “intend”, “estimate”, and other expressions which are predictions of or indicate future events and trends and which do not relate to historical matters identify forward-looking statements. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of Medwave to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Medwave undertakes no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future events or otherwise. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors. Some of the risks and uncertainties that may cause our actual results to differ materially are those described in “Risk Factors” in Part 1, Item 1A. in this Annual Report on Form 10-K.
The following Management’s Discussion and Analysis, or MD&A, is intended to help the reader understand the results of operations and financial condition of Medwave, Inc. The MD&A is provided as a supplement to, and should be read in conjunction with our financial statements and accompanying notes.
We are engaged exclusively in the development, manufacture, and sale of non-invasive, blood pressure measurement and monitoring systems and of related technologies. Our line of products is designed to be used in hospitals, clinics, physicians’ offices, or anywhere a person’s blood pressure requires monitoring. The majority of our sales thus far derive from the Vasotrac monitor, sensors, accessories, and some OEM third party agreements.
It has been reported that healthcare services and supplies is a growing sector of the U.S. economy, which represents approximately 15% of the Gross Domestic Product. Currently, the healthcare industry is providing additional services due to a growing and aging population. The percentage of Americans in the 65+ demographic group is projected to increase from 12% to 21% as the “baby boomer” generation ages and life expectancy continues to rise. Even during times of economic slow down, the healthcare industry continues to remain strong with annual cost increases of between 7% – 9% for medical devices. These trends establish a clear mapping for the future of the new, innovative and clinically proven medical devices.
Since the introduction of our technology in the Vasotrac monitor, there have been 14 clinical validation studies completed and many are “peer reviewed”. We continue to invest in research and development of new products and technologies. We will be working in 2007 to update and expand our product offerings to meet customers’ demands and provide comprehensive solutions for the difficult to monitor patient population. The following have been tested areas of concentration and are anticipated target markets.
Key challenging markets:
•	Pediatric population — size and comfort are a concern.

•	Bariatric population — size and concern for monitoring due to underlying medical conditions.

•	ER / Trauma population — ease of application, speed to readings.

•	Geriatric population — comfort and reliability of data.
We believe our products and technology can provide a non-invasive solution to improve the care of the difficult to monitor patient populations.

Critical Accounting Policies and Estimates
Management’s discussion and analysis of the Company’s financial condition and results of operations is based on our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The Company’s most critical accounting policies have a significant impact on the preparation of these condensed financial statements. These polices include estimates and significant judgments that affect the reported amounts of assets, liabilities, revenues and expense, and related disclosures of contingent assets and liabilities. The Company continues to evaluate its estimates and judgments on an on-going basis. By their nature, these policies require management to make its most difficult and subjective judgments, often as a result of the need to make estimates on matters that are inherently uncertain. In the case of the Company’s critical accounting policies, these estimates and judgments are based on its historical experience, terms of existing contracts, the Company’s observance of trends in the industry, information provided by its customers, and information available from other sources, as appropriate. The Company believes the following accounting policies and estimates require management to make the most difficult judgments in the preparation of the Company’s financial statements and accordingly are critical.
1.	Revenue Recognition. Revenue from the sales of products is recognized when products are shipped to customers provided that there exists persuasive evidence of an arrangement, the sales price is fixed or determinable and collection of the related receivable is reasonably assured. The Company accounts for shipping and handling fees passed on to customers as sales. The corresponding costs are recorded as cost of sales. Revenue from multi-year contracts is deferred until obligations under those contracts are met throughout the duration of the contract. Certain contracts include a right of return provision under which revenue is deferred until the right of return expires or a reserve for estimated returns can be established by management.

2.	Inventory Valuation. The Company values its inventory at the lower of cost or market on the first-in, first-out (FIFO) method of actual cost or the current estimated market value. It regularly reviews inventory quantities on hand and records a provision for excess and obsolete inventory based primarily on historical usage for the prior twelve month period and future sales forecasts. Although the Company makes every effort to ensure the accuracy of its forecasts of future product demand, any significant unanticipated changes in demand or technological developments could have a significant impact of the value of its inventory and its reported operating results.

3.	Warranty Reserves. The Company’s warranties require it to repair or replace defective products returned to it during the applicable warranty period at no cost to the customer. It records an estimate for warranty-related costs based on actual historical return rates, anticipated return rates, and repair costs at the time of sale. A significant increase in product return rates, or a significant increase in the costs to repair products, could have a material adverse impact on future operating results for the period or periods in which such returns or additional costs materialize and thereafter.

4.	Income Taxes. The Company accounts for income taxes under the liability method in accordance with SFAS No. 109, “Accounting for Income Taxes”. Deferred tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities as well as net operating loss and tax credit carryforwards and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Deferred tax assets may be reduced by a valuation allowance to reflect the uncertainty associated with their ultimate realization.

Significant management judgment is required in determining the provision for income taxes, the deferred tax assets and liabilities and any valuation allowance recorded against deferred tax assets. The valuation allowance is based on the Company’s estimates of taxable income and the period over which its deferred tax assets will be recoverable. In the event that actual results differ from these estimates or the Company adjusts these estimates in future periods, it may need to establish an additional valuation allowance or reduce its current valuation allowance which could materially impact its tax provision.

5.	Share-Based Compensation. Effective October 1, 2005, the Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) 123(R), Share-Based Payment, which establishes accounting for equity instruments exchanged for employee services. Under the provisions of SFAS 123(R), share-based compensation cost is measured at the grant date, based on the fair value of the award, and is recognized as an expense over the employee’s requisite service period (generally the vesting period of the equity grant). Prior to October 1, 2005, the Company accounted for share-based compensation to employees in accordance with Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. The Company also followed the disclosure requirements of SFAS 123, as amended by SFAS 148, Accounting for Stock-Based Compensation Transition and Disclosure. The Company elected to adopt the modified prospective transition method as provided by SFAS 123(R) and, accordingly, financial statement amounts for the prior periods presented in the Form 10-K have not been restated to reflect the fair value method of expensing share-based compensation.

Financial Statement Comparison
Fiscal year ended September 30, 2006 compared to fiscal years ended September 30, 2005 and September 30, 2004.

	Year Ended September 30,
	2006	2005	2004

Revenue
Net Sales	$1,117,254	$1,172,246	$863,851

Operating expenses:
Cost of sales and production	968,799	823,635	599,054
Research and development	928,749	1,170,251	505,107
Sales and marketing	2,285,127	2,176,804	1,688,252
General and administrative	2,413,044	1,283,029	906,867

Primo impairment charges	557,323

Total operating expenses	7,153,042	5,453,719	3,699,280

Operating loss	(6,035,788)	(4,281,473)	(2,835,429)

Other income (expense)
Interest income	231,829	133,283	29,667
Loss on disposal of equipment			(25,302)

Net loss	$(5,803,959)	$(4,148,190)	$(2,831,064)

Net loss per share — basic and diluted	$(0.47)	$(0.38)	$(0.29)

Results of Operations
Operating revenue for fiscal 2006 was $1,117,254, a decrease of $54,992 or 4.7% from fiscal 2005 operating revenue of $1,172,246. The decrease in revenue for fiscal year 2006 was due to a decrease in Vasotrac and service sales. The increase in revenue for fiscal year 2005 was due to an increase in orders from new and existing U.S. customers, revenue generated from the distribution agreement with Universal Hospital Services (UHS) and continued growth in the sales of disposable sensors. The U.S. revenue for 2005 was 96% of the total sales, which reflected management’s decision to concentrate on the U.S. market.
Operating expenses for fiscal 2006 was $7,153,042, an increase of $1,699,000 or 31.2% from fiscal year 2005. Operating expenses for fiscal year 2005 was $5,453,719, an increase of $1,754,439 or 47.4% from fiscal year 2004 operating expense of $3,699,280. The increase in operating expense from fiscal 2005 to fiscal 2006 was primarily due to approximately $500,000 in stock option compensation expense, $400,000 in severance expenses, and $557,000 in PrimoTM impairment charges. The increase in operating expenses from fiscal 2004 to fiscal 2005 was primarily due to an additional $688,000 in costs associated with employee related expenses including payroll, employee benefits, commissions, insurance, and taxes. The costs reflect an experienced workforce and applicable business costs. Also, substantial expenses of approximately $350,000 were associated with new product development and introduction.
Cost of Sales and Production

	September 30,	September 30,	September 30,
	2006	2005	2004
Cost of Sales and Production	$968,799	$823,635	$599,054

Percent change from previous year: Incr/(Decr)	17.6%	37.5%	—
Cost of sales and production includes manufacturing and distribution costs associated with products sold. The cost of sales and production for fiscal 2006 was an increase of $145,164 or 17.6% from fiscal year 2005. This increase relates to $75,000 in depreciation expense due to tooling purchases for new products and $80,000 in production scrap expenses from the discontinuation of the Vasotrax product line. The cost of sales and production for fiscal 2005 was an increase of $224,581 or 37.5% from fiscal year 2004. This increase relates to a 55% increase in the volume of units produced and sold, which coincides with our similar increase in operating revenue of 35.7%.
Research and Development

	September 30,	September 30,	September 30,
	2006	2005	2004
Research and Development	$928,749	$1,170,251	$505,107

Percent change from previous year: Incr/(Decr)	(20.6%)	131.7%	—
The 2006 fiscal year decrease of $241,502, or 20.6%, primarily relates to $465,000 decrease in outside services, clinical consulting and legal expenses which were higher last year due to new product design expenses and additional patent filings. This decrease was offset by a $120,000 increase in salaries and stock option compensation expense. The 2005 fiscal year increase of $665,144 or 131.7% primarily relates to an increase in outside services due to the hiring of an industrial design firm, who was instrumental in helping to create a state-of-the art look for our new products. Increases in salaries, clinical consulting and legal fees associated with additional patent filings represented $266,000 of the overall increase.

Sales and Marketing

	September 30,	September 30,	September 30,
	2006	2005	2004
Sales and Marketing	$2,285,127	$2,176,804	$1,688,252

Percent change from previous year: Incr/(Decr)	5.0%	28.9%	—
Sales and marketing expense for fiscal year 2006 was an increase of $108,323 or 5.0% from the previous fiscal year. The increase in sales and marketing expense from fiscal 2005 to fiscal 2006 primarily relates to an increase of approximately $200,000 in advertising services due to the hiring of an outside marketing firm. This increase was offset by a decrease in salaries due to the lateral move of a sales manager into a business development role. Sales and marketing expense for fiscal year 2005 was an increase of $488,552 or 28.9% from the previous fiscal year. The increase in sales and marketing expense from fiscal 2004 to fiscal 2005 relates to increases in salaries with the establishment of an experienced sales workforce, commissions, and travel expenses. Advertising and marketing expenses increased $60,000 due to an increase in trade show participation aimed at targeting specific market groups and due to the launch of our Primo product.
General and Administrative

	September 30,	September 30,	September 30,
	2006	2005	2004
General and Administrative	$2,413,044	$1,283,029	$906,867

Percent change from previous year: Incr/(Decr)	88.1%	41.5%	—
General and administrative expense for fiscal year 2006 was an increase of $1,130,015 or 88.1% from fiscal year 2005. Approximately $400,000 of the increase is attributed to severance expenses due to the resignation of the President and CEO. Other increases relate to salaries, outside services, health insurance, technology expenses, depreciation and bad debt. Stock option compensation expense totaled $300,000 for the period. General and administrative expense for fiscal year 2005 was an increase of $376,162 or 41.5% from fiscal year 2004. The increase in general and administrative expenses from 2004 to 2005 relates to an increase in salaries due to the addition of the Vice President of Finance in May, 2005. In addition we had increased expenses associated with outside services relating to accounting services and preparation for Sarbanes Oxley compliance. An increase of 67% occurred in outside services and legal and accounting fees, due to the use of an investor relations firm, outside consultant, and a financial re-audit of prior year periods.
Interest income for fiscal year 2006 was $231,829, an increase of $98,546 or 73.9% from fiscal year 2005 interest income of $133,283. Interest income for fiscal year 2005 was $133,283, an increase of $103,616 or 349.3% from fiscal year 2004 interest income of $29,667. The increase in interest income in fiscal 2006 and fiscal 2005 was due to proceeds received from private placements in February 2006 and February 2005.
Primo Impairment Charges
In conjunction with the discontinuation of the PrimoTM hand-held blood pressure monitor, the Company incurred $557,323 of impairment charges. These costs consist of the write off of non-saleable inventory, impairment of tooling used in manufacturing and contract and cancellation charges on cancelled production orders.

Liquidity and Capital Resources
The Company’s cash and cash equivalents were $4,698,115 and $5,424,078 at September 30, 2006 and 2005, respectively. The decrease is primarily due to our significant increase in operating expenses.
Management is presently implementing strategies designed to increase revenues, contain costs and improve the financial results of the Company’s operations. The Company believes that net proceeds from its private placement completed in February 2006 (see note 8 to financial statements), together with achieving its operating budget for 2007, will be sufficient to fund its operations through at least October 1, 2007. Management has taken steps to reduce cash expenditures; including closing its Danvers, Massachusetts office and related employee layoffs.
Cash flows used in operations increased to $4,494,236 in fiscal year ended September 30, 2006 from $4,049,695 in fiscal year ended September 30, 2005, an increase of $444,541 or 11%. In all periods cash flows were used primarily to fund operating losses, which were partially offset by non-cash expenses for depreciation and share-based compensation expense.
Net investing activities used $304,581 and $344,126 of cash in fiscal years 2006 and 2005, respectively, for the upgrade of computer technology, manufacturing tooling purchases, office equipment and improvements to new office space. Currently, we do not anticipate any significant capital spending in fiscal year 2007.
Financing activities provided $4,072,854 and $5,024,573 of cash in fiscal years 2006 and 2005, respectively. In fiscal year 2006 the proceeds were primarily from the February 2006 private placement of common stock. In fiscal year 2005 the proceeds were primarily from the February 2005 private placement of common stock and the exercise of stock options.
We have incurred an accumulated deficit of $34,334,217 from our inception through September 30, 2006. We expect to incur additional losses from development, clinical studies, regulatory compliance, sales, marketing, and other expenses at least until we complete the development of the technology and market acceptance begins.
Significant Customers
The Company had one customer, Biopac Systems, Inc., with net sales in excess of 10% for the year ended September 30, 2006, (17% of accounts receivable balance at September 30, 2006). There were no other customers that accounted for more than 10% of accounts receivable at September 30, 2006. The company had two customers with net sales in excess of 10% for the year ended September 30, 2005, Universal Hospital Services and Biopac Systems, Inc. There were no customers that accounted for more than 10% of net sales for the year ended September 30, 2004.
Contractual Obligations
The following summarizes our contractual obligations at September 30, 2006 and the effect these contractual obligations are expected to have on our liquidity and cash flows in future periods.

		PAYMENTS DUE BY PERIOD
	TOTAL	1 YEAR OR LESS	1-3 YEARS	3-5 YEARS
Operating lease commitments	$473,395	$157,494	$228,795	$87,106

4. Recent Accounting Pronouncements
In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” which is an interpretation of FASB Statement 109, “Accounting for Income Taxes.” FIN 48 requires managements to perform a two-step evaluation of all tax positions, ensuring that these tax return positions meet the “more-likely than not” recognition threshold and can be measured with sufficient precision to determine the benefit recognized in the financial statements. These evaluations provide management with a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements certain tax positions that the Company has taken or expects to take on income tax returns. The Company does not believe this pronouncement will have a material impact on its financial position or results of operations. FIN 48 is effective for the Company’s fiscal year beginning October 1, 2007.
In September 2006, the SEC issued Staff Accounting Bulletin No. 108 (SAB 108). SAB 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements. SAB 108 requires companies to quantify misstatements using a balance sheet and income statement approach and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. When the effect of initial adoption is material, companies will record the effect as a cumulative effect adjustment to beginning of year retained earnings. The provisions of SAB 108 are effective for the Company’s interim reporting period beginning October 1, 2007. The Company does not believe the adoption of SAB 108 will have a material impact on its financial position or results of operations.
In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. SFAS 157 prescribes a single definition of fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company does not believe the adoption of SFAS 157 will have a material impact on its financial condition or results of operations. SFAS 157 is effective for the Company’s interim reporting period beginning October 1, 2008.
ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISKS.
Due to the fact that all of our international sales are transacted in U.S. dollars, we are not exposed to the market risks associated with foreign currency exchange and fluctuations. In the future if we enter into contracts or sales with international customers that expose us, we will address the risk at that time.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
Medwave, Inc.
Financial Statements
As of September 30, 2006 and 2005, and for the Years Ended September 30, 2006, 2005 and 2004.

Report of Independent Registered Public Accounting Firm
Board of Directors and Stockholders
Medwave, Inc.
Arden Hills, Minnesota
We have audited the accompanying balance sheets of Medwave, Inc. as of September 30, 2006 and 2005 and the related statements of operations, changes in stockholders’ equity and cash flows for each of the three years in the period ended September 30, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Medwave, Inc. at September 30, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended September 30, 2006 in conformity with accounting principles generally accepted in the United States of America.
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has had recurring net losses and has an accumulated deficit of approximately $34,000,000 at September 30, 2006. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
/s/ Carlin, Charron & Rosen, LLP
Westborough, Massachusetts
January 16, 2007

Medwave, Inc.
Balance Sheets

	September 30,
	2006	2005

Assets
Current assets:
Cash and cash equivalents	$4,698,115	$5,424,078
Accounts receivable, net of allowance for doubtful accounts of $44,000 and $26,317 for 2006 and 2005, respectively	154,146	315,081
Inventories, net	860,435	443,788
Prepaid expenses and other current assets	113,112	81,659

Total current assets	5,825,808	6,264,606

Property and equipment:
Research and development equipment	36,814	33,344
Office equipment	175,011	155,910
Manufacturing and engineering equipment	599,592	529,912
Sales and marketing equipment	71,540	71,540
Leasehold improvements	71,109	71,109
Demonstration equipment	25,418	25,418

	979,484	887,233
Accumulated depreciation	(528,837)	(431,942)

Property and equipment, net	450,647	455,291

Total assets	$6,276,455	$6,719,897

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$557,405	$475,835
Accrued Expenses	843,573	117,171
Accrued payroll and other related expenses	95,062	103,973
Deferred revenue	75,713	77,826

Total current liabilities	1,571,753	774,805

Commitments (Note 6)

Stockholders’ equity:
Common stock, .01 par value:
Authorized shares—50,000,000
Issued and outstanding shares -
September 30, 2006 -13,094,280
September 30, 2005 -11,475,416	130,942	114,754
Additional paid in capital	38,907,977	34,360,596
Accumulated deficit	(34,334,217)	(28,530,258)

Total stockholders’ equity	4,704,702	5,945,092

Total liabilities and stockholders’ equity	$6,276,455	$6,719,897

See accompanying notes to financial statements.

Medwave, Inc.
Statements of Operations

	Year Ended September 30,
	2006	2005	2004

Revenue
Net Sales	$1,117,254	$1,172,246	$863,851

Operating expenses
Cost of sales and production	968,798	823,635	599,054
Research and development	928,749	1,170,251	505,107
Sales and marketing	2,285,128	2,176,804	1,688,252
General and administrative	2,413,044	1,283,029	906,867
Primo impairment charges	557,323	—	—

Total operating expenses	7,153,042	5,453,719	3,699,280

Operating loss	(6,035,788)	(4,281,473)	(2,835,429)

Other income (expense):
Interest income	231,829	133,283	29,667
Loss on disposal of equipment	—	—	(25,302)

Net loss	($5,803,959)	($4,148,190)	($2,831,064)

Net loss per share — basic and diluted	($0.47)	($0.38)	($0.29)

Weighted average number of common and common equivalent shares outstanding	12,455,526	10,938,624	9,622,191

See accompanying notes to financial statements.

Medwave, Inc.
Statement of Changes in Stockholders’ Equity

	Common Stock
	.01 Par Value		Additional	Accumulated
	Shares	Amount	Paid in Capital	Deficit	Total

Balance at October 1, 2003	8,744,666	$87,447	$23,440,704	$(21,551,004)	$1,977,147
Exercise of Stock Options	194,250	1,942	377,841	—	379,783
Exercise of Stock Warrants	10,000	100	42,400	—	42,500

Private Placement of Common Stock, in January, 2004 at $5.00 per share, net of expenses	1,110,000	11,100	5,489,243	—	5,500,343
Net Loss	—	—	—	(2,831,064)	(2,831,064)

Balance at September 30, 2004	10,058,916	100,589	29,350,188	(24,382,068)	5,068,709
Exercise of Stock Options	116,500	1,165	253,670	—	254,835

Private Placement of Common Stock, in February, 2005 at $4.00 per share, net of expenses	1,300,000	13,000	4,756,738	—	4,769,738
Net Loss	—	—	—	(4,148,190)	(4,148,190)

Balance at September 30, 2005	11,475,416	114,754	34,360,596	(28,530,258)	5,945,092
Exercise of Stock Options	1,250	12	2,088	—	2,100
Share Based Compensation	—	—	490,715	—	490,715
Private Placement of Common Stock, in February, 2006 at $2.74 per share and warrants for 404,403 shares of common stock, valued at $546,273, net of expenses	1,617,614	16,176	4,054,578	—	4,070,754
Net Loss	—	—	—	(5,803,959)	(5,803,959)

Balance at September 30, 2006	13,094,280	$130,942	$38,907,977	$(34,334,217)	$4,704,702

See accompanying notes to financial statements.

Medwave, Inc.
Statements of Cash Flows

	Year Ended September 30,
	2006	2005	2004

Operating activities
Net loss	$(5,803,959)	$(4,148,190)	$(2,831,064)
Adjustments to reconcile net loss to net cash used in operating activities:
Non-cash share-based compensation expense	490,715	—	—
Depreciation and amortization	132,222	49,252	36,079
Loss on disposal of equipment	—	—	25,302
Primo impairment charges	557,323	—	—
Changes in operating assets and liabilities:
Accounts receivable	160,936	(138,578)	56,173
Inventories	(671,968)	(50,749)	11,267
Prepaid expenses	(31,453)	(19,308)	(8,335)
Accounts payable	81,570	233,004	(14,797)
Accrued expenses	601,402	17,123	(22,704)
Accrued payroll and related expenses	(8,911)	(9,878)	47,057
Deferred income	(2,113)	17,629	22,112

Net cash used in operating activities	(4,494,236)	(4,049,695)	(2,678,910)

Investing activities
Patent expenditures	—	—	(1,917)
Purchase of property and equipment	(304,581)	(344,126)	(143,121)

Net cash used in investing activities	(304,581)	(344,126)	(145,038)

Financing activities
Net proceeds from issuance of Common Stock	4,072,854	5,024,573	5,922,626

Net cash provided by financing activities	4,072,854	5,024,573	5,922,626

Increase (decrease) in cash and cash equivalents	(725,964)	630,752	3,098,678
Cash and cash equivalents at beginning of period	5,424,078	4,793,326	1,694,648

Cash and cash equivalents at end of period	$4,698,115	$5,424,078	$4,793,326

See accompanying notes to financial statements.

Medwave, Inc.
Notes to Financial Statements
September 30, 2006
1. Business Activity
Medwave, Inc., a Delaware corporation, (the Company) is engaged exclusively in the development, manufacturing, and marketing of a proprietary, noninvasive system that monitors arterial blood pressure, and in the development of related technology and products. Our proprietary technology, which uses Medwave’s sensor and algorithm technology, detects and analyzes pulse pressure waveforms from contraction of the heart. The transducer, which is placed on the patient’s wrist, measures arterial waveforms and calculates blood pressure from these measurements. We have applied for U.S. patents covering various aspects of Medwave’s blood pressure technology. The company markets and sells it proprietary technology with its Fusion line of patient monitors.
The Company has a fiscal year that begins on October 1 and ends on September 30.
2. Management’s Plans Concerning Cash Flows and Ongoing Operations
The Company continues to experience net losses and has an accumulated deficit of approximately $34,000,000 through September 30, 2006. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classifications of liabilities that might be necessary in the event the Company cannot continue in existence. Management is presently implementing strategies designed to increase revenues, contain costs and improve the financial results of the Company’s operations. The Company believes that net proceeds from its private placement completed in February 2006 (see Note 8), together with achieving its operating budget for 2007, will be sufficient to fund its operations through at least October 1, 2007. Management has taken steps to reduce cash expenditures, including closing its Danvers, Massachusetts office and related employee layoffs. Achievement of the operating budget for 2007 is also dependent upon the acceptance of the Company’s new FusionTM product in the marketplace. FusionTM is the Company’s new vital signs monitoring platform replacing the Vasotrac monitor. The Company completed clinical trials and validations and has received FDA 510(k) clearance to begin marketing FusionTM. FusionTM was launched to the sales force in the first quarter of the current fiscal year and shipments began in November 2006. There can be no assurance, however, that the Company’s operations will be sustained or be profitable in the future, or that the Company’s product development and marketing efforts will be successful to keep the Company viable through October 1, 2007.
3. Summary of Significant Accounting Policies
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Cash and Cash Equivalents
The Company considers all highly liquid debt investments with an original maturity of three months or less to be cash equivalents. Cash equivalents are carried at cost which approximates market value.
Inventories
Inventories which consist of material, labor and overhead are valued at the lower of cost or market on the first-in, first-out (FIFO) method and consist of the following at September 30, 2006 and 2005:

Medwave, Inc.
Notes to Financial Statements
September 30, 2006

	2006	2005

Raw materials	$587,771	$343,467
Finished goods	332,665	125,321
Obsolescence reserve	(60,000)	(25,000)

Inventories, net	$860,436	$443,788

Property and Equipment
Property and equipment are stated at cost. Depreciation is provided using the straight-line method over estimated useful lives of the assets as follows:

Research and development equipment	3 – 5 years
Office equipment	3 — 7 years
Manufacturing and engineering equipment	18 months to 5 years
Sales, and marketing and demonstration equipment	18 months to 5 years
Leasehold improvements are amortized over the related lease term or estimated useful life of the assets, whichever is shorter.
Depreciation and amortization expense related to property and equipment was $132,222, $49,252 and $36,079 for the years ended September 30, 2006, 2005 and 2004, respectively.
Income Taxes
Income taxes are accounted for under the liability method. Under this method, deferred income taxes are provided for temporary differences between the financial reporting and the tax bases of assets and liabilities and are measured using enacted laws and rates that will be in effect when the differences are expected to reverse. A valuation allowance is provided when management believes it is more likely than not that some or all of the deferred tax assets will not be realized.
Revenue Recognition
The Company recognizes revenue upon product shipment, provided that there exists persuasive evidence of an arrangement, the fee is fixed or determinable, and collectability of the related receivable is reasonably assured. Revenue from multi-year contracts is deferred until obligations under those contracts are met throughout the duration of the contract. Certain contracts include a right of return provision under which revenue is deferred until the right of return expires or a reserve for estimated returns can be established by management.
Research and Development Costs
Research and development expenses include payroll, employee benefits and other costs associated with product development. This cost also includes expenses incurred from third party design and development. All research and development costs are charged to operations as incurred.
Product Warranty Cost
The Company’s policy is to make provisions in the year of sale for the estimated future repair costs on products covered by warranty. An estimate is recorded for warranty-related costs based on actual, historical return rates, anticipated return rates, and repair costs at the time of sale. Currently, a warranty reserve of $25,840 is included in accrued expenses.

Medwave, Inc.
Notes to Financial Statements
September 30, 2006
Net Earnings (Loss) Per Share (EPS)
Net loss per share is based on the weighted average number of common shares outstanding in each year. Diluted EPS is similar to basic EPS, except that the weighted average of common shares outstanding is increased to include the additional common shares that would have been outstanding if the potential dilutive common shares, consisting of shares of those stock options and warrants for which market price exceeds exercise price, had been issued. Such common equivalent shares are excluded from the calculation of diluted EPS in loss years, as the impact is antidilutive. Therefore, there is no difference between basic and diluted EPS for each period presented.
Share-Based Compensation
Effective October 1, 2005, the Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) 123(R), Share-Based Payment, which establishes accounting for equity instruments exchanged for employee services. Under the provisions of SFAS 123(R), share-based compensation cost is measured at the grant date, based on the fair value of the award, and is recognized as an expense over the employee’s requisite service period (generally the vesting period of the equity grant). Prior to October 1, 2005, the Company accounted for share-based compensation to employees in accordance with Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. The Company also followed the disclosure requirements of SFAS 123, as amended by SFAS 148, Accounting for Stock-Based Compensation Transition and Disclosure. The Company elected to adopt the modified prospective transition method as provided by SFAS 123(R) and, accordingly, financial statement amounts for the prior periods presented in the Form 10-K have not been restated to reflect the fair value method of expensing share-based compensation.
Impairment of Long-Lived Assets
The Company evaluates the recoverability of its long-lived assets, in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. SFAS No. 144 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds the estimated future undiscounted cash flows attributable to such assets. If impairment is indicated, the asset is written down to its estimated fair value based on a discounted cash flow analysis. The Company reviews long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives of these assets are no longer appropriate. Each impairment test is based on a comparison of the estimated undiscounted cash flows of the asset as compared to the recorded value of the asset.
Advertising
Advertising costs are expensed as incurred. Advertising expense was $378,855, $149,179 and $68,214 for the years ended September 30, 2006, 2005 and 2004, respectively.
Shipping and Handling
The Company classifies shipping and handling costs as costs of goods sold. Shipping costs are defined as the costs to get the finished product from the seller to the buyer. Handling costs are defined as the costs to store, move, and prepare finished goods for shipment. All amounts billed to a customer in a sale transaction are classified as revenues.

Medwave, Inc.
Notes to Financial Statements
September 30, 2006
Accounts Receivable
Accounts receivable are customer obligations due under normal trade terms. The Company reviews accounts receivable on a monthly basis to determine if any receivables will potentially be uncollectible. The Company includes any reserves for specific accounts receivable balances that are determined to be uncollectible, along with a general reserve, in the overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the information available, the Company believes the allowance for doubtful accounts as of September 30, 2006 is adequate. However, actual write-offs may exceed the recorded allowance.
4. Primo Impairment Charges
The Company developed the PrimoTM hand-held blood monitor pressure and began sales after receiving FDA approval in February 2006. Many users of Primo encountered difficulty in the proper placement of the Primo’s sensor on the wrist which has resulted in inconsistent performance. After 75% of previously shipped Primos were returned or scheduled for return, management and the Board of Directors decided to discontinue selling the Primo. In conjunction with that discontinuation, the Company incurred the following costs:

Write off of non-saleable inventory	$255,320
Impairment of tooling used in manufacturing	177,003
Contract and cancellation charges on cancelled production orders	125,000

$557,323

5. Accrued expenses
Accrued expenses consist of the following at September 30, 2006 and 2005:

	2006	2005

Professional fees	$87,047	$77,400
Accrued severance costs	426,628	—
Customer refunds	173,150	—
Contract settlement costs	125,000	—
Other	31,748	39,771

	$843,573	$117,171

6. Lease Commitments
The Company leases its office, research and development, sales, and production facilities under operating leases that expire April 2007 in Massachusetts and June 2010 in Minnesota. Operating expenses, including maintenance, utilities, real estate taxes, and insurance, are paid by the Company in Minnesota and are included in the Massachusetts lease. Total rent expense under operating leases was $180,147, $149,179 and $94,253 for the years ended September 30, 2006, 2005 and 2004, respectively.

Medwave, Inc.
Notes to Financial Statements
September 30, 2006
Future minimum rental payments required under leases that have remaining terms in excess of one year as of September 30, 2006 are as follows:

2007	$157,494
2008	113,706
2009	115,089
2010	87,106

$473,395

7. Income Taxes
At September 30, 2006, the Company had net operating loss carryforwards of approximately $32,000,000 and research and development tax credit carryforwards of approximately $672,000. These carryforwards are available to offset future taxable income expiring at various dates through 2026.
The Company’s ability to utilize its net operating loss carryforwards to offset future taxable income is subject to certain limitations under Section 382 of the Internal Revenue Code due to changes in the equity ownership of the Company.
No income taxes were paid for the years ended September 30, 2006, 2005 and 2004
Components of estimated deferred tax assets are as follows at September 30:

	2006	2005

Net operating loss carryforwards	$12,030,000	$10,742,000
Research and development credit carryforwards	672,000	659,000
Other	231,000	88,000
Less valuation allowance	(12,933,000)	(11,489,000)

Net deferred tax assets	$—	$—

The federal and state income tax benefit computed at the statutory rates is offset by the valuation allowance of the deferred tax assets as it is more likely than not that future taxable income will not be sufficient to utilize the deferred tax assets.
8. Stockholders’ Equity
Common Stock
On September 29, 2003, the Company’s Board of Directors adopted a Shareholder Rights Plan. In connection with the Shareholder Rights Plan, the Board of Directors declared a dividend distribution of one common stock purchase right for each outstanding share of common stock to stockholders of record as of the close of business day on September 30, 2003. Initially, these rights are not exercisable and trade with the shares of the Company’s common stock. Under the Shareholder Rights Plan, the rights generally become exercisable if a person becomes an “acquiring person” by acquiring 15% or more of the common stock of Medwave, or if a person commences a tender offer that would result in that person owning 15% or more of the common stock of Medwave. Under the Shareholder Rights Plan, a stockholder of Medwave who beneficially owns 15% or more of the Company’s common stock as of September 30, 2005 generally will be deemed an “acquiring person” if

Medwave, Inc.
Notes to Financial Statements
September 30, 2006
such stockholder acquires additional shares of the Company’s common stock. In the event that a person becomes an “acquiring person” or is declared an “adverse person” by the Board, each holder of a right (other than the acquiring person or the adverse person) would be entitled to acquire such number of shares of common stock equivalent to a value of twice the then-current exercise price of the right. If Medwave is acquired in a merger or other business combination transaction after any such event, each holder of a right would then be entitled to purchase, at the then-current exercise price, shares of the acquiring company’s common stock having a value twice the exercise price of the right.
In January 2004, the Company sold 1,110,000 shares of its common stock in a private placement for $5.00 per share, resulting in net proceeds of $5,500,343.
In February 2005, the Company sold 1,300,000 shares of common stock in a private placement for $4.00 per share, resulting in net proceeds of $4,769,738.
In February 2006, the Company sold 1,617,614 shares of common stock in a private placement for $2.74 per share, resulting in net proceeds of $4,070,754. Included in the private placement were warrants to purchase 404,403 shares at $3.29 per share. The warrants are exercisable beginning August 21, 2006 and expire in February 2011. The fair value of the warrants was determined to be $546,273, which was recorded as additional paid-in capital. The fair value of the warrants was based on the Black-Scholes calculation using the following assumptions: 0% dividend yield, 66.5% volatility, 4.59% risk free interest rate, and a five-year life.
Stock Incentive Plans
At September 30, 2006, the Company had one stock option plan that includes both incentive stock options and non-qualified stock options to be granted to certain eligible employees, non-employee directors, or consultants of the Company. The maximum number of shares currently reserved for issuance is 2,450,000 shares. A majority of the options granted have ten-year contractual terms, vest annually over a four-year term and become fully exercisable at the end of four years of continued employment. The options are not transferable except by will or domestic relations orders.
At September 30, 2006, there were 165,548 shares available for future grants under the above stock option plan.
The following table sets forth the stock option transactions for fiscal 2006:

	Options Outstanding
			Weighted
			Average
		Weighted	Remaining
	Number of	Average	Contractual
	Shares	Exercise Price	Term
Outstanding at September 30, 2005	1,552,750	$3.84	6.2
Granted	73,077	2.76
Exercised	(1,250)	1.68
Cancelled (forfeited and expired)	(66,875)	3.94

Outstanding at September 30, 2006	1,557,702	$3.78	5.9

Medwave, Inc.
Notes to Financial Statements
September 30, 2006
The weighted average fair value of stock options granted during fiscal year 2006, 2005, and 2004 was $1.81, $1.32, and $2.77 per share, respectively.
During the year ended September 30, 2006, the total intrinsic value of options exercised (the difference between the market price and the price paid by the employee to exercise the options) was $2,013 and the total amount of cash received from the exercise of these options was $2,100.
The following table summarizes information about stock options outstanding at September 30, 2006:

	Options Outstanding			Vested Options
		Weighted	Weighted		Weighted
	Number of	Average of	Average		Average
Range of	Shares	Remaining	Exercise	Number	Exercise
Exercise Prices	Outstanding	Contract Life	Price	Exercisable	Price
$0.74 - 0.80	222,000	6.0 years	$0.74	222,000	$0.74

1.14 - 1.60	177,500	5.0 years	1.48	173,750	1.49

2.04 - 2.80	179,000	6.0 years	2.13	108,000	2.06

3.00 - 4.75	649,202	7.0 years	4.14	394,000	4.24

5.06 - 7.13	263,000	5.8 years	6.70	254,000	6.73

8.94 - 10.00	67,000	1.0 years	9.50	67,000	9.50

	1,557,702	5.9 years	3.78	1,218,750	3.82

The aggregated intrinsic value of the total options outstanding and the vested and exercisable options at September 30, 2006 was $216,215 and $214,453 respectively.
The following table summarizes the status of Company’s non-vested options for fiscal 2006:

Medwave, Inc.
Notes to Financial Statements
September 30, 2006

	Non-Vested Options
		Weighted
	Number of	Average
	Shares	Fair Value
Non-vested at September 30, 2005	634,500	2.18
Granted	73,077	1.81
Vested (with an intrinsic value of $55,173)	(301,750)	2.13
Forfeited	(66,875)	1.88

Non-vested at September 30, 2006	338,952	2.11

As of September 30, 2006, there was $560,000 of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the Company’s stock option plan. This cost is expected to be recognized over a weighted average period of 1.4 years. The Company amortizes stock based compensation on the straight-line basis.
Share-Based Compensation
The following table presents share-based compensation expenses in the Company’s statements of operations:

Year ended
September 30, 2006
Cost of sales and production	$10,173
Research and development	65,932
Sales and marketing	113,023
General and administrative	301,587

Net share-based compensation expense	$490,715

Effect on loss per share
Basic and diluted	$(0.04)

The Company estimates the fair value of stock options using the Black-Scholes valuation model. Key input assumptions used to estimate the fair value of stock options include the exercise price of the award, the expected option term, the expected forfeiture rate, the expected volatility of the Company’s stock over the option’s expected term, the risk-free interest rate over the option’s expected term, and the Company’s expected annual dividend yield. The Company believes that the valuation technique and the approach utilized to develop the underlying assumptions are appropriate in calculating the fair values of the Company’s stock options granted for the year ended September 30, 2006. Estimates of fair value are not intended to predict actual future events or the value ultimately realized by persons who receive equity awards.
The fair value of each option grant was estimated on the grant date using the Black-Scholes option-pricing model with the following assumptions:

Medwave, Inc.
Notes to Financial Statements
September 30, 2006

Year Ended
September 30, 2006
Expected option term (1)	5.87 years
Expected volatility factor (2)	70.50%
Risk-free interest rate (3)	4.59%
Expected annual dividend yield	0%

(1)	The option life was determined using the simplified method for estimating expected option life, which qualify as “plain-vanilla” options.

(2)	The stock volatility for each grant is determined based on the weighted average of historical monthly price changes of the Company’s stock over the expected option term.

(3)	The risk-free interest rate for periods equal to the expected term of the stock option is based on the U.S. Treasury yield curve in effect at the time of the grant.
The Company had previously adopted the provisions of SFAS 123, as amended by SFAS No. 148, through disclosure only. The following illustrates the effects on net loss and loss per share for the fiscal years 2005 and 2004, as if the Company had applied the fair value recognition provisions of SFAS 123 to share-based employee awards.

	Year Ended September 30,
	2005	2004
Net loss as reported	$(4,148,190)	$(2,831,064)
Less: Total employee compensation expense for options determined under the fair value method	(674,983)	(616,304)

Pro forma net loss	$(4,823,173)	$(3,447,368)

Basic and diluted loss per share
As reported	$(0.38)	$(0.29)
Pro forma	$(0.44)	$(0.36)
The fair value of each option grant was estimated on the grant date using the Black-Scholes option pricing model with the following assumptions:

Medwave, Inc.
Notes to Financial Statements
September 30, 2006

	Year Ended	Year Ended
	September 30,	September 30,
	2005	2004
Risk-free interest rates	4.14 – 4.17%	3.83 – 4.73%
Dividend yield	0%	0%
Volatility factors	20.75 – 40.67%	57%
Expected option term	5 years	5 years
9. Segment Reporting
The Company’s business activities are aggregated into one reportable segment, given the similarities of economic characteristics between the activities and the common nature of the Company’s products and customers. The total sales outside the United States account for approximately 10%, 4% and 20% of the Company’s sales in fiscal years ended September 30, 2006, 2005 and 2004, respectively.
10. Concentrations and Significant Customers
Concentration of Credit Risk Arising from Cash Deposits in Excess of Insured Limits
The Company has cash on deposit with a bank, which exceeds federally insured limits by approximately $4,598,000 as of September 30, 2006. The Company has not experienced any losses in such accounts, and management believes they are not exposed to any significant credit risk on cash.
Significant Customers
The Company had one customer with significant net sales for the year ended September 30, 2006, (17% of accounts receivable balance at September 30, 2006) and two customers with significant net sales for the year ended September 30, 2005 (37% of accounts receivable balance at September 30, 2005). There were no customers that accounted for more than 10% of net sales for the year ended September 30, 2004.
11. Valuation and Qualifying Accounts
The following is a summary of the Company’s valuation and qualifying account activity:

				Balance
	Balance at	Charged to Costs	Credit Accounts	End of
	Beginning of Period	and Expenses	Receivable	Period
Allowance for doubtful accounts receivable – Trade for the year ended:
September 30, 2006	$26,317	$17,683	—	$44,000
September 30, 2005	30,000	—	3,683	26,317
September 30, 2004	20,000	$10,000	—	30,000

Medwave, Inc.
Notes to Financial Statements
September 30, 2006
12. Pension Plan
The Company adopted a simplified employee pension plan that is open to participation by all eligible employees. The plan states, among other things, that the Company will match up to the first three percent of the employee’s salary contribution. Pension expense was $35,830, $23,069 and $11,342 for the years ended September 30, 2006, 2005 and 2004, respectively.
13. Quarterly Financial Data (Unaudited)

September 30, 2006	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Net sales	$247,586	$522,109	$365,984	$(18,425)
Operating loss	(1,040,276)	(1,157,417)	(1,264,991)	(2,573,104)
Net loss	(998,708)	(1,103,231)	(1,193,023)	(2,508,997)
Basic and diluted net loss per share	(.09)	(.09)	(.09)	(.19)

September 30, 2005
Net sales	$301,991	$239,449	$202,030	$428,776
Operating loss	(882,065)	(1,056,927)	(1,400,570)	(941,911)
Net loss	(866,600)	(1,026,635)	(1,356,558)	(898,397)
Basic and diluted net loss per share	(.09)	(.10)	(.12)	(.08)
In the fourth quarter of 2006, sales returns under contracts without right of return provisions, amounting to $161,500, were recorded for revenue recognized in the second and third quarters of 2006.
14. Subsequent Events
On October 23, 2006, the Company initiated a staged closure of its office in Danvers, Massachusetts. As part of this plan, the Company has laid off the employees in that office. The Company anticipates closing that office in April 2007, when its lease expires, and transitioning the operational functions from the Danvers office to its office in Arden Hills, Minnesota. The Company expects that this office consolidation and the related employee lay-offs will result in charges of between approximately $50,000 and $100,000, consisting primarily of employee-related costs.
On January 5, 2007, Medwave, Inc. received a NASDAQ Staff Deficiency Letter (the “Deficiency Letter”) from The NASDAQ Stock Market’s Listing Qualifications department (the “Staff”), notifying the Company that the closing price per share of its common stock was below the $1.00 minimum bid price requirement for 30 consecutive trading days and that, as a result, the Company no longer meets The NASDAQ Capital Market’s minimum bid price requirement for continued listing set forth in Marketplace Rule 4310(c)(4) (the “Rule”). The Deficiency Letter also stated that, in accordance with Marketplace Rule 4310(c)(8)(D), the Company will be provided 180 calendar days, or until July 5, 2007, to regain compliance with the Rule. If at any time before July 5, 2007, the bid price of its common stock closes at or above $1.00 per share for a minimum of ten consecutive business days, subject to Marketplace Rule 4310(c)(8)(E), the Company will be provided written notice that its common stock again complies with the Rule. If compliance with the Rule cannot be demonstrated by July 5, 2007, the Staff will determine whether the Company’s common stock meets The NASDAQ Capital Market’s initial listing criteria set forth in Marketplace Rule 4310(c), except for the bid price requirement. If the Company’s common stock meets the initial listing criteria, the Company will be given notice that it has been granted an additional 180 calendar-day period to comply with the Rule. If it is determined that the Company’s common stock is not eligible for this additional compliance period, the Company will be given notice that its common stock will be delisted from The NASDAQ Capital Market. At that time, the Company may appeal to a Listing Qualifications Panel the Staff’s determination to delist its common stock. The Company’s management and Board of Directors are considering various alternatives to address this issue.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANT ON ACCOUNTING AND FINANCIAL DISCLOSURE.
None
ITEM 9A. CONTROLS AND PROCEDURES:
As of the end of the period covered by this report, an evaluation had been performed under the supervision and with the participation of the Company’s management, including the Chief Executive Officer (interim) who was, at the time, also the Company’s principal financial officer, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures. Based upon that evaluation, the Company’s management, including Chief Executive Officer (interim), concluded that the Company’s disclosure controls and procedures were effective as of September 30, 2006 at the reasonable assurance level. The only change to the Company’s internal controls over financial reporting that occurred during the quarter ended September 30, 2006, that could have materially affected, or could be reasonably likely to materially affect its internal control over financial reporting was the resignation of the Company’s CEO, who had served as both the principal executive officer and principal financial officer for SEC reporting purposes. In conjunction with the former CEO’s resignation, the Company’s Board of Directors appointed one of the then current directors, Frank Katarow, as interim Chief Executive Officer. In addition, on January 8, 2007, Ramon Burton started as Medwave’s new Chief Financial Officer. Mr. Burton is also serving as Medwave’s principal financial and accounting officer and his responsibilities include financial reporting and internal controls.
ITEM 9B. OTHER INFORMATION:
None
PART III
ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE.
The information in this Item is incorporated by reference to the Company’s Proxy Statement.
ITEM 11. EXECUTIVE COMPENSATION.
The information in this Item is incorporated by reference to the Company’s Proxy Statement.
ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.
The information in this Item is incorporated by reference to the Company’s Proxy Statement.
ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.
The information in this Item is incorporated by reference to the Company’s Proxy Statement.
ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES
The information in this Item is incorporated by reference to the Company’s Proxy Statement.

PART IV
ITEM 15. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.
(a)(1) The following Financial Statements, Notes thereto and Independent Auditors’ Reports are set forth under Item 8:

           Report of Independent Registered Public Accounting Firm
           Audited Financial Statements
           Balance Sheets
           Statements of Operations
           Statement of Changes in Stockholders’ Equity
           Statements of Cash Flows
Notes to Financial Statements

(a)(2) No Financial Statements Schedules are included herein, because either the amounts are not sufficient to require submission of the schedules or because the information is included in the financial statements or notes thereto.

(a)(3) Exhibits. Exhibits are as set forth in the section entitled “Exhibit Index” which follows the section entitled “Signatures” in this Annual Report on Form 10-K. Exhibits which are incorporated herein by reference can be inspected and copied at the public reference rooms maintained by the SEC in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. SEC filings are also available to the public from commercial document retrieval services and at the Web site maintained by the SEC at http://www.sec.gov.

SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDWAVE, INC.
Date: January 16, 2007	By /s/ Frank Katarow
Frank Katarow,
Chief Executive Officer (interim)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Frank Katarow Frank A. Katarow	Director and Chief Executive Officer (interim) (Principal Executive Officer)	January 16, 2007

/s/ Ramon L. Burton Ramon L. Burton	Chief Financial Officer (Principal Financial and Accounting Officer)	January 16, 2007

/s/ William D. Corneliuson William D. Corneliuson	Director (Chairman)	January 16, 2007

/s/ Solomon Aronson Solomon Aronson	Director	January 16, 2007

/s/ James C. Hawley James C. Hawley	Director	January 16, 2007

Medwave, Inc.
EXHIBIT INDEX
to
FORM 10-K FOR FISCAL YEAR ENDED SEPTEMBER 30, 2006

Exhibit
Number	Description
3.1	Amended and Restated Articles of Incorporation. (1)

3.2	Amendment of Articles of Incorporation. (2)

3.3	Amended and Restated Bylaws. (1)

3.4	Amendments to Bylaws. (2)

4.1	Shareholder Rights Plan dated September 29, 2003. (10)

10.1	2004 Amended and Restated Stock Option Plan. * (4)

10.2	Form of Incentive Stock Option Agreements. * (8)

10.3	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors. * (8)

10.4	Critical Care Concepts Distributor Agreement. (5)

10.5	Agreement of Lease extension dated November 30, 1999 between the Company and AMB Property, L.P. (6)

10.6	Agreement of Lease extension dated March 21, 2002, between the Company and AMB Property, L.P. (7)

10.7	Agreement of Lease dated December 20, 2001 between the Company and Hawthorne North Realty Trust. (7)

10.8	Second Lease Modification and Extension Agreement dated April 12, 2004 between the Company and AMB Property, L.P. (8)

10.9	Commercial Lease dated April 12, 2004 between the Company and Hawthorne North Realty. (8)

10.10	Code of Ethics. (8)

10.11	Amendment to Commercial Lease dated January 20, 2005 between the Company and Hawthorne North Realty Trust. (9)

10.12	Third Lease Modification and Extension Agreement dated January 26, 2005 between the Company and AMB Property, L.P. (9)

10.13	Resignation Agreement between the Registrant and Timothy J. O’Malley, dated September 21, 2006. (11)

23.1	Consent of Carlin, Charron & Rosen, LLP. (3)

31.1	Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. (3)

31.2	Certification of Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. (3)

32.1	Certificate of Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. (3)

*	These items identify a management contract or compensatory plan.

(1)	Incorporated by reference to Medwave, Inc.’s Registration Statement on Form SB-2, Reg. No. 33-96878C

(2)	Incorporated by reference to Medwave, Inc.’s Registration Statement on Form S-3, Reg. No. 333-103477

(3)	Filed herewith.

(4)	Incorporated by reference to Medwave, Inc.’s Schedule 14A filed on March 9, 2004.

(5)	Incorporated by reference to Medwave, Inc.’s Quarterly Report on Form 10-Q for the quarter ended January 21, 2000.

(6)	Incorporated by reference to Medwave, Inc.’s Annual Report on Form 10-K for the fiscal year ended April 30, 2000.

(7)	Incorporated by reference to Medwave, Inc.’s Annual Report on Form 10-K for the fiscal year ended April 30, 2003.

(8)	Incorporated by reference to Medwave, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004.

(9)	Incorporated by reference to Medwave, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005.

(10)	Incorporated by reference to Medwave, Inc.’s Form 8-A12G filed on October 3, 2003.

(11)	Incorporated by reference to Medwave, Inc.’s Current Report on Form 8-K, filed on September 21, 2006.

APPENDIX C

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-Q

(Mark One)
☑	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the Quarterly Period Ended June 30, 2007;
or
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission File Number: 0-28010

MEDWAVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	41-1493458
(State or other jurisdiction of incorporation or organization)	(IRS employer identification number)

4382 Round Lake Road West
Arden Hills, MN 55112
(Address of principal executive offices, zip code)

(651) 639-1227
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period as the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.  Yes ☑     No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐     Accelerated filer ☐      Non-accelerated filer ☑

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  Yes ☐     No ☑

As of August 8, 2007 the issuer had 13,104,280 shares of Common Stock outstanding.

Medwave, Inc.

Form 10-Q

1

PART I — FINANCIAL INFORMATION

ITEM 1.	Financial Statements

Medwave, Inc.

Balance Sheets

	June 30	September 30
	2007	2006
	(Unaudited)	(Audited)

ASSETS
Current assets:
Cash and cash equivalents	$1,465,233	$4,698,115
Accounts receivable, net	78,015	154,146
Inventories, net	501,494	860,435
Prepaid expenses and other current assets	83,077	113,112

Total current assets	2,127,819	5,825,808

Property and equipment:
Research and development equipment	46,295	36,814
Office equipment	161,115	175,011
Manufacturing and engineering equipment	173,336	599,592
Sales and marketing equipment	13,932	71,540
Leasehold improvements	57,524	71,109
Demonstration equipment	—	25,418

	452,202	979,484
Accumulated depreciation	(315,115)	(528,837)

Property and equipment, net	137,087	450,647

Total assets	$2,264,906	$6,276,455

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$50,594	$557,405
Accrued expenses	162,093	843,573
Accrued payroll and other related expenses	231,592	95,062
Deferred revenue	43,469	75,713

Total current liabilities	487,748	1,571,753

Stockholders’ equity:
Common stock, .01 par value:
Authorized shares — 50,000,000 Issued and outstanding shares — June 30, 2007 — 13,104,280 September 30, 2006 — 13,094,280	131,042	130,942
Additional paid in capital	39,095,153	38,907,977
Accumulated deficit	(37,449,037)	(34,334,217)

Total stockholders’ equity	1,777,158	4,704,702

Total liabilities and stockholders’ equity	$2,264,906	$6,276,455

The accompanying notes are an integral part of these unaudited financial statements.

2

Medwave, Inc.

Statements of Operations

	Three Months Ended June 30		Nine Months Ended June 30
	2007	2006	2007	2006
		(Unaudited)

Revenue:
Net sales	$117,080	$365,984	$582,091	$1,135,679
Operating expenses:
Cost of sales and production	588,082	243,714	1,160,378	803,563
Research and development	208,225	250,440	525,013	719,036
Sales and marketing	152,433	636,601	928,453	1,633,994
General and administrative	314,822	500,220	1,176,383	1,441,770

Total operating expenses:	1,263,562	1,630,975	3,790,227	4,598,363

Operating loss	(1,146,482)	(1,264,991)	(3,208,136)	(3,462,684)
Interest income	20,433	71,968	93,316	167,722

Net loss	$(1,126,049)	$(1,193,023)	$(3,114,820)	$(3,294,962)

Net loss per share — Basic and diluted	$(0.09)	$(0.09)	$(0.24)	$(0.27)

Weighted average number of common and common equivalent shares outstanding — basic and diluted	13,104,280	13,094,280	13,102,522	12,240,268

The accompanying notes are an integral part of these financial statements.

3

Medwave, Inc.

Statements of Cash Flows

	Nine Months Ended June 30,
	2007	2006
	(Unaudited)

Operating activities
Net loss	$(3,114,820)	$(3,294,962)
Adjustments to reconcile net loss to net cash used in operating activities:
Non-cash share-based compensation expense	179,876	374,686
Depreciation and amortization	93,417	93,704
Asset impairment	241,178	—
Provision for inventory obsolescence	250,000	—
Changes in operating assets and liabilities:
Accounts receivable	76,131	(85,354)
Inventories	108,941	(266,096)
Prepaid expenses and other current assets	30,035	(35,662)
Accounts payable	(506,812)	(110,835)
Accrued liabilities	(544,949)	2,648
Deferred revenue	(32,244)	(7,884)

Net cash used in operating activities	(3,219,247)	(3,329,755)

Investing Activities
Purchase of property and equipment	(21,035)	(290,755)

Net cash used in investing activities	(21,035)	(290,755)

Financing Activities
Proceeds from issuance of common stock	7,400	4,072,854

Net cash provided by financing activities	7,400	4,072,854

Increase (decrease) in cash and cash equivalents	(3,232,882)	452,344
Cash and cash equivalents at beginning of period	4,698,115	5,424,078

Cash and cash equivalents at end of period	$1,465,233	$5,876,422

The accompanying notes are an integral part of these unaudited financial statements.

4

Medwave, Inc.

Notes to Unaudited Financial Statements
June 30, 2007

1.	Basis of Presentation

The financial statements included in this report have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X promulgated under the Securities Exchange Act of 1934. Accordingly, they do not include all of the information and disclosures required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the financial information have been included for the interim periods presented. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. Operating results for interim periods are not necessarily indicative of results that may be expected for the entire fiscal year. Accordingly, these interim period condensed financial statements should be read in conjunction with the financial statements contained in the Company’s Annual Report on Form 10-K for the year ended September 30, 2006.

Our cash and cash equivalents were $1,465,233 and $4,698,115 at June 30, 2007 and September 30, 2006. Management is presently implementing strategies designed to contain costs and improve the financial results of the Company’s operations. The Company believes that net proceeds from its private placement completed in February 2006 (see note 8 to financial statements in the Company’s Annual Report on Form 10-K for the year ended September 30, 2006 filed with the SEC on January 16, 2007), together with achieving its operating budget for 2007, will be sufficient to fund its operations through at least October 1, 2007. Management has taken steps to reduce cash expenditures; including closing its Danvers, Massachusetts office and employee layoffs.

The Company continues to experience net losses and has an accumulated deficit of approximately $37,500,000 through June 30, 2007. The report of our independent registered public accounting firm contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern at September 30, 2006.

We will need to raise additional capital to fund our long-term operations. We have begun a process to explore strategic alternatives to enhance shareholder value, including but not limited to the raising of capital through the sale of securities or assets of the Company, a recapitalization, strategic acquisitions, and the combination, sale or merger of the Company with another entity. There can be no assurance that the exploration of strategic alternatives will result in a transaction. We do not intend to disclose developments with respect to the exploration of strategic alternatives unless and until the Board of Directors has approved a specific transaction.

2.	Inventories

Inventories which consist of material, labor and overhead are valued at the lower of cost or market on the first-in, first-out (FIFO) method and consist of the following:

	June 30,	September 30,
	2007	2006

Raw materials	$603,347	$587,770
Finished goods	205,469	332,665
Obsolescence reserve	(310,000)	(60,000)

Total	$501,494	$860,435

5

Medwave, Inc.

Notes to Unaudited Financial Statements — (Continued)

3.	Stockholders’ Equity

A summary of changes in stockholders’ equity for the nine months ended June 30, 2007 is as follows:

	Common Stock
	.01 Par Value		Additional	Accumulated
	Shares	Amount	Paid in Capital	Deficit	Total

Balance at September 30, 2006	13,094,280	$130,942	$38,907,977	$(34,334,217)	$4,704,702
Exercise of Stock Options	10,000	100	7,300	—	7,400
Share Based Compensation	—	—	179,876	—	179,876
Net Loss	—	—	—	(3,114,820)	(3,114,820)
Balance at June 30, 2007	13,104,280	$131,042	$39,095,153	$(37,449,037)	$1,777,158

Share-based payment

The Company accounts for share based compensation in accordance with the provisions of Statement of Financial Accounting Standards (SFAS) 123(R), Share-Based Payment, which establishes accounting for equity instruments exchanged for employee services. Under the provisions of SFAS 123(R), share-based compensation cost is measured at the grant date, based on the fair value of the award, and is recognized as an expense over the employee’s requisite service period (generally the vesting period of the equity grant).

The following table presents share-based compensation expenses in the Company’s unaudited statements of operations:

	Three Months Ended June 30		Nine Months Ended June 30
	2007	2006	2007	2006

Cost of sales and production	$903	$2,295	$4,367	$7,878
Research and development	7,583	15,836	28,102	50,374
Sales and marketing	5,753	28,555	21,802	85,750
General and administrative	20,841	76,872	125,605	230,684

Net share-based compensation expense	$35,080	$123,558	$179,876	$374,686

Effect on loss per share Basic and diluted	$(0.00)	$(0.01)	$(0.01)	$(0.03)

The Company estimates the fair value of stock options using the Black-Scholes valuation model. Key input assumptions used to estimate the fair value of stock options include the exercise price of the award, the expected option term, the expected forfeiture rate, the expected volatility of the Company’s stock over the option’s expected term, the risk-free interest rate over the option’s expected term, and the Company’s expected annual dividend yield. The Company believes that the valuation technique and the approach utilized to develop the underlying assumptions are appropriate in calculating the fair values of the Company’s stock options granted in the nine months ended June 30, 2007 and 2006. Estimates of fair value are not intended to predict actual future events or the value ultimately realized by persons who receive equity awards.

The weighted average grant date fair values of options granted were $0.33 and $1.93 for the nine months ended June 30, 2007 and 2006 respectively. The fair value of each option grant was estimated on the grant date using the Black-Scholes option-pricing model with the following assumptions:

	Nine Months Ended	Nine Months Ended
	June 30, 2007	June 30, 2006

Expected option term(1)	6.25 yrs.	5.81 yrs.
Expected volatility factor(2)	85.07%	81.18%
Risk-free interest rate(3)	4.67%	4.53%
Expected annual dividend yield	0.0%	0.0%

(1)	The option life was determined using the simplified method for estimating expected option life, which qualify as “plain-vanilla” options.

6

Medwave, Inc.

Notes to Unaudited Financial Statements — (Continued)

(2)	The stock volatility for each grant is determined based on the weighted average of historical monthly price changes of the Company’s stock over the expected option term.

(3)	The risk-free interest rate for periods equal to the expected term of the stock option is based on the U.S. Treasury yield curve in effect at the time of the grant.

Stock Incentive Plans

At June 30, 2007, the Company had one stock option plan that includes both incentive stock options and non-qualified stock options to be granted to certain eligible employees, non-employee directors, or consultants of the Company. The maximum number of shares currently reserved for issuance is 2,450,000 shares. A majority of the options granted have ten-year contractual terms, vest annually over a four-year term and become fully exercisable at the end of four years of continued employment. The options are not transferable except by will or domestic relations orders.

At June 30, 2007, there were 741,500 shares available for future grants under the above stock option plan.

The following table sets forth the stock option transactions from September 30, 2006 to June 30, 2007:

	Options Outstanding
			Weighted
			Average
		Weighted	Remaining
	Number of	Average	Contractual
	Shares	Exercise Price	Term

Balance at September 30, 2006	1,557,702	$3.78	5.9 yrs.
Granted	100,000	0.45
Exercised	(10,000)	0.74
Canceled	(773,125)	4.64

Balance at December 31, 2006	874,577	2.68	6.6
Granted	150,000	0.43
Exercised	—
Canceled	(7,000)	2.16

Balance at March 31, 2007	1,017,577	2.36	7.0
Granted	—
Exercised	—
Canceled	(45,827)	3.53

Balance at June 30, 2007	971,750	2.30	6.8

The following table summarizes information about stock options outstanding at June 30, 2007:

	Options Outstanding			Vested Options
		Weighted	Weighted		Weighted
	Number of	Average of	Average		Average
	Shares	Remaining	Exercise	Number	Exercise
Range of Exercise Prices	Outstanding	Contract Life	Price	Exercisable	Price

$0.33 - 0.80	450,000	7.5 years	$0.57	200,000	$0.74
1.14 - 1.60	52,500	4.9 years	1.43	52,500	1.43
2.04 - 2.80	110,000	6.2 years	2.12	96,250	2.08
3.00 - 4.75	307,250	6.9 years	4.05	218,000	4.04
5.06 - 7.13	20,000	5.0 years	6.94	20,000	6.94
8.94 - 9.13	32,000	1.8 years	8.95	32,000	8.95

	971,750	6.8 years	2.30	618,750	2.80

Options outstanding and vested at June 30, 2007 had no intrinsic value. During the quarter ended June 30, 2007, no options were exercised.

7

Medwave, Inc.

Notes to Unaudited Financial Statements — (Continued)

The following table summarizes the status of Company’s non-vested options since September 30, 2006:

	Non-Vested Options
		Weighted
	Number of	Average
	Shares	Fair Value

Non-vested at September 30, 2006	338,952	$2.11
Granted	100,000	0.34
Vested (with intrinsic value of $188)	(5,250)	1.23
Forfeited	(128,125)	2.26

Non-vested at December 31, 2006	305,577	1.48
Granted	150,000	0.32
Vested (with intrinsic value of $0)	(20,394)	1.93
Forfeited	(7,000)	1.57

Non-vested at March 31, 2007	428,183	1.05
Granted	—
Vested (with intrinsic value of $0)	(51,375)	1.65
Forfeited	(23,808)	1.88

Non-vested at June 30, 2007	353,000	0.91

As of June 30, 2007, there was $173,062 of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the Plan. This cost is expected to be recognized over a weighted average period of 2.3 years. The Company amortizes share-based compensation on a straight-line method.

Shareholder Rights Plan

On September 29, 2003, the Company’s Board of Directors adopted a Shareholder Rights Plan. In connection with the Shareholder Rights Plan, the Board of Directors declared a dividend distribution of one common stock purchase right for each outstanding share of common stock to stockholders of record as of the close of business day on September 30, 2003. Initially, these rights are not exercisable and trade with the shares of the Company’s common stock. Under the Shareholder Rights Plan, the rights generally become exercisable if a person becomes an “acquiring person” by acquiring 15% or more of the common stock of Medwave, or if a person commences a tender offer that would result in that person owning 15% or more of the common stock of Medwave. Under the Shareholder Rights Plan, a stockholder of Medwave who beneficially owns 15% or more of the Company’s common stock as of September 30, 2005 generally will be deemed an “acquiring person” if such stockholder acquires additional shares of the Company’s common stock. In the event that a person becomes an “acquiring person” or is declared an “adverse person” by the Board, each holder of a right (other than the acquiring person or the adverse person) would be entitled to acquire such number of shares of common stock equivalent to a value of twice the then-current exercise price of the right. If Medwave is acquired in a merger or other business combination transaction after any such event, each holder of a right would then be entitled to purchase, at the then-current exercise price, shares of the acquiring company’s common stock having a value twice the exercise price of the right.

8

Medwave, Inc.

Notes to Unaudited Financial Statements — (Continued)

3.	Accrued expenses

Accrued expenses consist of the following:

	June 30	September 30
	2007	2006

Accrued severance	$—	$426,628
Professional fees	50,917	87,047
Customer refunds	65,718	173,150
Contract settlement	—	125,000
Other	45,458	31,748

	$162,093	$843,573

4.	Net Loss Per Share

Net loss per share is based on the weighted average number of common shares outstanding in each year. Diluted earnings per share (EPS) is similar to basic EPS, except that the weighted average of common shares outstanding is increased to include the additional common shares that would have been outstanding if the potential dilutive common shares, consisting of shares of those stock options and warrants for which market price exceeds exercise price, had been issued. Such common equivalent shares are excluded from the calculation of diluted EPS in loss years, as the impact is anti-dilutive. Therefore, there was no difference between basic and diluted EPS for each period presented. The number of options and warrants excluded from the calculation was 1,376,153 and 1,984,480 as of June 30, 2007 and 2006, respectively.

5.	Recent Accounting Pronouncements

On October 1, 2007, the Company will adopt FASB Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, which is an interpretation of SFAS No. 109, Accounting for Income Taxes. FIN 48 requires that the impact of tax positions be recognized in the financial statements if they are more likely than not to be sustained upon examination, based upon the technical merits of the position. As discussed in the financial statements in the 2006 Form 10-K, the Company has a valuation allowance against the full amount of its deferred tax assets. The Company currently provides a valuation allowance against deferred tax assets when it is more likely than not that some portion, or all, of its deferred tax assets will not be realized. The Company recognizes interest accrued related to unrecognized tax benefits in interest expense. Penalties, if incurred, are recognized as a component of income tax expense. The Company believes the adoption of FIN 48 will not have a material effect on the Company’s financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measures. SFAS 157 prescribes a single definition of fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company does not believe the adoption of SFAS 157 will have a material impact on its financial condition or results of operations. SFAS 157 is effective for the Company’s interim reporting period beginning October 1, 2007.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” This statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The Company does not believe the adoption of SFAS 159 will have a material impact on its financial condition or results of operations. SFAS 159 is effective for the Company’s interim reporting period beginning October 1, 2008.

9

ITEM 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and releases issued by the Securities and Exchange Commission and within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. The words “believe”, “expect”, “anticipate”, “intend”, “estimate”, and other expressions which are predictions of or indicate future events and trends and which do not relate to historical matters identify forward-looking statements. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of Medwave to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Medwave undertakes no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future events or otherwise. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors. Some of the risks and uncertainties that may cause our actual results to differ materially are those described in “Risk Factors” in Part 1, Item 1A. in our Annual Report on Form 10-K for the year ended September 30, 2006 filed with the SEC on January 16, 2007.

This discussion summarizes the significant accounting policies, accounting estimates and other significant factors affecting the liquidity, capital resources and results of operations of the Company for the three-month and nine-month periods ended June 30, 2007 and 2006. This discussion should be read in conjunction with the financial statements and other financial information included in our Annual Report on Form 10-K for the year ended September 30, 2006 filed with the SEC on January 16, 2007.

Overview

Revenue was approximately $582,100 and $1,135,700 for the nine-month periods ended June 30, 2007 and 2006, respectively, a decrease of 48.7%. Revenue from the North American market was approximately $545,700 and $1,044,400 for the nine-month periods ended June 30, 2007 and 2006, respectively, representing a decrease of 47.7%. Revenue from international markets was approximately $36,400 and $91,300 for the nine-month periods ended March 31, 2007 and 2006, respectively, representing a decrease of 60.1%. All international sales are transacted in U.S. dollars.

During 2006, Medwave signed non-exclusive distributor agreements with third parties in order to increase market penetration of our product lines. The agreements provide coverage for territories that include the South-Atlantic states, Mid-Atlantic states, Northwestern states, and Mountain states.

We signed an Agreement with Universal Hospital Services (UHS) in 2005. This agreement has two components: one where UHS will become an exclusive rental distributor and the other, which gives UHS the ability to sell Medwave’s products. UHS has approximately 120 sales professionals in 80 offices within the Unites States. UHS is the exclusive supplier of bariatric equipment (related to obese patients) for a large group purchasing organization, due in part to offering Medwave’s products, which cover a wide range of sizes and settings.

Medwave has been dedicated to proving that our technology is a better way to measure a person’s blood pressure, which has been consistently validated in 15 clinical studies published and/or presented regarding our technology.

The Company completed clinical trials and validations and has received FDA 510(k) clearance to begin marketing Fusiontm. Fusiontm was launched in the first quarter of the current fiscal year and shipments began in November 2006.

General

As of June 30, 2007, Medwave employed 12 full-time employees. In October of 2006, we closed our former corporate office in Danvers, Massachusetts. We have transitioned all of our operating functions to our office in Arden Hills, Minnesota.

Our proprietary technology, which uses Medwave’s sensor and algorithm technology, detects and analyzes pulse pressure waveforms from contraction of the heart. The transducer, which is placed on the patient’s wrist, measures arterial waveforms and calculates blood pressure from these measurements. We have applied for

10

U.S. patents covering various aspects of Medwave’s blood pressure technology. As of June 30, 2007, twenty-six (26) U.S. patents relating to Medwave’s blood pressure technology have been granted, and eight (8) U.S. patent applications are pending. We have also been granted ten (10) foreign patents within the European Patent Office, India, and Japan, with an additional six (6) pending patent applications within the European Patent Office, China, Hong Kong, and Japan.

Recent Developments

Exploration of Strategic Alternatives

We will need to raise additional capital to fund our long-term operations. We have begun a process to explore strategic alternatives to enhance shareholder value, including but not limited to the raising of capital through the sale of securities or assets of the Company, a recapitalization, strategic acquisitions, and the combination, sale or merger of the Company with another entity. There can be no assurance that the exploration of strategic alternatives will result in a transaction. We do not intend to disclose developments with respect to the exploration of strategic alternatives unless and until the Board of Directors has approved a specific transaction.

Fusiontm — Fusiontm is our new vital signs monitoring platform replacing the Vasotrac monitor. We completed clinical trials and validations and have received FDA 510(k) clearance to begin marketing Fusiontm. Fusiontm was launched in the first quarter of the current fiscal year and shipments began in November 2006. Fusiontm contains our core blood pressure technology, our sensors, and employs our algorithms to offer numerous technological advantages to the vital signs monitoring market. In addition to our core blood pressure technology, Fusion offers options to monitor oxygen saturation and temperature.

Discontinuance of Primotm — We developed the Primotm hand-held blood monitor pressure and began sales after receiving FDA approval in February 2006. Many users of Primo encountered difficulty in the proper placement of the Primo’s sensor on the wrist which resulted in inconsistent performance. After 75% of previously shipped Primos were returned or scheduled for return to us, we decided to discontinue selling the Primo. In conjunction with this discontinuation, we have written-off our entire existing inventory of Primo hand-held monitors and the manufacturing equipment used for their production.

Vasotrac® — We began marketing our Vasotrac® monitoring system in February 1995 after receiving clearance from the FDA. The Vasotrac system helped develop our position as a developer of blood pressure monitoring technology that was particularly effective for use with difficult patients and in difficult to monitor environments. Due to obsolete parts and aging technologies, the Vasotrac® will be discontinued and phased out of the product offerings over the fiscal year 2007 and replaced by Fusiontm.

OEM module — Our OEM solutions address the integrated non-invasive blood pressure module market. Our goal is to present joint integrated solutions to patient monitoring, defibrillator and other medical device companies and ultimately sign additional supplier agreements. Medwave’s sensor based OEM solutions provide us with significant competitive advantages over cuff based companies in the OEM arena. Analogic Corporation signed a Supplier and License Agreement in June 2005. This agreement allows Analogic to integrate Medwave’s sensor-based technology into their patient monitoring suite of products. Analogic has successfully integrated Medwave’s technology. They introduced the product at the 2006 American Society of Anesthesiology convention and have commercially launched their product in 2007.

Results of Operations

The results of operations compares the three months and nine months ended June 30, 2007 and 2006. The analysis of liquidity and capital resources compares June 30, 2007 to September 30, 2006.

Revenue was approximately $117,100 and $582,100 for the three months and nine months ended June 30, 2007 compared to $366,000 and $1,135,700 for the three months and nine months ended June 30, 2006 respectively. This decrease was due to the discontinuance of certain product lines.

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Cost of Sales and Production

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2007	2006	2007	2006

Cost of Sales and Production	$588,100	$243,700	$1,160,400	$803,600
Percent change from previous year:
Incr/-Decr	141.3%		44.4%

The majority of the increase between the three-month periods ended June 30, 2007 and 2006 reflects a $250,000 expense for increased reserves due to excess inventory and a $178,000 expense for impaired equipment due to reduced product sales. The majority of the increase between the nine-month periods ended June 30, 2007 and 2006 reflects the same non-cash expenses related to reduced sales.

Research and Development

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2007	2006	2007	2006

Research and Development	$208,200	$250,400	$525,000	$719,000
Percent change from previous year:
Incr/-Decr	(16.9)%		(27.0)%

The 2007 decrease primarily relates to a decrease in outside services and clinical consulting expenses, which were higher last year due to new product design expenses.

Sales and Marketing

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2007	2006	2007	2006

Sales and Marketing	$152,400	$636,600	$928,500	$1,634,000
Percent change from previous year:
Incr/-Decr	(76.1)%		(43.2)%

The decrease in sales and marketing expense from 2006 to 2007 primarily relates to a decrease in salaries due to the lay-off of sales personnel and reductions in advertising services.

General and Administrative

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2007	2006	2007	2006

General and Administrative	$314,800	$500,200	$1,176,400	$1,441,800
Percent change from previous year:
Incr/-Decr	(37.1)%		(18.4)%

The decrease between the three-month periods ended June 30, 2007 and 2006 is due to the lay-off of administrative personnel. Expenses for 2007 include severance payments due to the Danvers closing and associated moving expenses. In addition we had increased outside services expense relating to accounting services.

Interest Income

Interest income was $20,400 and $93,300 for the three months and nine months ended June 30, 2007, respectively.

Liquidity and Capital Resources

Our cash and cash equivalents were $1,465,200 and $4,698,100 at June 30, 2007 and September 30, 2006 respectively. Management is presently implementing strategies designed to contain costs and improve the financial

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results of the Company’s operations. The Company believes that net proceeds from its private placement completed in February 2006 (see note 8 to financial statements in the Company’s Annual Report on Form 10-K for the year ended September 30, 2006 filed with the SEC on January 16, 2007), together with achieving its operating budget for 2007, will be sufficient to fund its operations through at least October 1, 2007. Management has taken steps to reduce cash expenditures; including closing its Danvers, Massachusetts office and employee layoffs.

The Company regularly reviews inventory quantities on hand and records a provision for excess and obsolete inventory based primarily on historical usage for the prior twelve-month period and future sales forecast. Although the company makes every effort to ensure accuracy of its forecast of future product demands, the newly introduced product, Fusion, has a limited historical usage. Any significant unanticipated change in demand could have a significant impact of the value of its inventory and its reported operating results.

The Company continues to experience net losses and has an accumulated deficit of approximately $37,500,000 through June 30, 2007. The report of our independent registered public accounting firm that was filed with our Annual Report on Form 10-K for the year ended September 30, 2006 contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern at September 30, 2006.

Cash flows used in operations were $3,219,200 for the nine months ended June 30, 2007 compared to $3,329,800 for the nine months ended June 30, 2006. The decrease was due layoffs of sales, production and administrative personnel offset by the costs associated with severance payments and reduced current liabilities. In both periods, we used cash flows to fund operating losses, which were partially offset by non-cash expenses for depreciation, asset impairment, inventory reserves and share-based compensation expense.

Cash flows used in investing activities decreased to $21,000 for the nine months ended June 30, 2007 from $290,800 for the nine months ended June 30, 2006. This decrease reflects reduced purchases of equipment in 2007.

Cash proceeds from financing activities for the nine months ended June 30, 2007 were $7,400 from the exercise of common stock options, compared to $4,072,900 of capital raised for the nine months ended June 30, 2006.

Off-Balance Sheet Arrangements

Our only off-balance sheet arrangements are non-cancelable operating leases entered into in the ordinary course of business. The table under the following caption “Contractual Obligations” shows the amount of our operating lease payments by year.

Contractual Obligations

The following summarizes our contractual obligations at June 30, 2007 and the effect these contractual obligations are expected to have on our liquidity and cash flows in future periods.

	Payments Due By Period
		1-3	1 Year
	Total	Years	or Less

Operating lease commitments	$344,300	$113,400	$230,900

Critical Accounting Policies and Estimates

Management’s discussion and analysis of the Company’s financial condition and results of operations is based on our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The Company’s most critical accounting policies have a significant impact on the preparation of these condensed financial statements. These polices include estimates and significant judgments that affect the reported amounts of assets, liabilities, revenues and expense, and related disclosures of contingent assets and liabilities. The Company continues to evaluate its estimates and judgments on an on-going basis. By their nature, these policies require management to make its most difficult and subjective judgments, often as a result of the need to make estimates on matters that are inherently uncertain. In the case of the Company’s critical accounting policies, these estimates and judgments are based on its historical experience, terms of existing contracts, the Company’s observance of trends in the industry, information provided by its customers, and information available from other sources, as appropriate. The Company believes the following accounting policies and estimates require

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management to make the most difficult judgments in the preparation of the Company’s financial statements and accordingly are critical.

Revenue Recognition.  Revenue from the sales of products is recognized when products are shipped to customers provided that there exists persuasive evidence of an arrangement, the sales price is fixed or determinable and collection of the related receivable is reasonably assured. The Company accounts for shipping and handling fees passed on to customers as sales. The corresponding costs are recorded as cost of sales. Revenue from multi-year contracts is deferred until obligations under those contracts are met throughout the duration of the contract. Certain contracts include a right of return provision under which revenue is deferred until the right of return expires or a reserve for estimated returns can be established by management.

Inventory Valuation.  The Company values its inventory at the lower of cost or market on the first-in, first-out (FIFO) method of actual cost or the current estimated market value. We regularly review inventory quantities on hand and records a provision for excess and obsolete inventory based primarily on historical usage for the prior twelve month period and future sales forecasts. Although the Company makes every effort to ensure the accuracy of its forecasts of future product demand, any significant unanticipated changes in demand or technological developments could have a significant impact of the value of its inventory and its reported operating results.

Warranty Reserves.  The Company’s warranties require it to repair or replace defective products returned to it during the applicable warranty period at no cost to the customer. We record an estimate for warranty-related costs based on actual historical return rates, anticipated return rates, and repair costs at the time of sale. A significant increase in product return rates, or a significant increase in the costs to repair products, could have a material adverse impact on future operating results for the period or periods in which such returns or additional costs materialize and thereafter.

Income Taxes.  The Company accounts for income taxes under the liability method in accordance with SFAS No. 109, “Accounting for Income Taxes.” Deferred tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities as well as net operating loss and tax credit carryforwards and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Deferred tax assets may be reduced by a valuation allowance to reflect the uncertainty associated with their ultimate realization.

Significant management judgment is required in determining the provision for income taxes, the deferred tax assets and liabilities and any valuation allowance recorded against deferred tax assets. The valuation allowance is based on the Company’s estimates of taxable income and the period over which its deferred tax assets will be recoverable. In the event that actual results differ from these estimates or the Company adjusts these estimates in future periods, it may need to establish an additional valuation allowance or reduce its current valuation allowance which could materially impact its tax provision.

Stock-Based Compensation

The Company accounts for share based compensation under the provisions of Statement of Financial Accounting Standards (SFAS) 123(R), Share-Based Payment, which establishes accounting for equity instruments exchanged for employee services. Under the provisions of SFAS 123(R), share-based compensation cost is measured at the grant date, based on the fair value of the award, and is recognized as an expense over the employee’s requisite service period (generally the vesting period of the equity grant).

The Company estimates the fair value of stock options using the Black-Scholes valuation model. Key input assumptions used to estimate the fair value of stock options include the exercise price of the award, the expected option term, the expected forfeiture rate, the expected volatility of the Company’s stock over the option’s expected term, the risk-free interest rate over the option’s expected term, and the Company’s expected annual dividend yield. The Company believes that the valuation technique and the approach utilized to develop the underlying assumptions are appropriate in calculating the fair values of the Company’s stock options granted in the three months and nine months ended June 30, 2007. Estimates of fair value are not intended to predict actual future events or the value ultimately realized by persons who receive equity awards.

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Impairment of Long-Lived Assets

The Company evaluates the recoverability of its long-lived assets, in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. SFAS No. 144 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds the estimated future undiscounted cash flows attributable to such assets. If impairment is indicated, the asset is written down to its estimated fair value based on a discounted cash flow analysis. The Company reviews long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives of these assets are no longer appropriate. Each impairment test is based on a comparison of the estimated undiscounted cash flows of the asset as compared to the recorded value of the asset.

Accounts Receivable

Accounts receivable are customer obligations due under normal trade terms. The Company reviews accounts receivable on a monthly basis to determine if any receivables will potentially be uncollectable. The Company includes any reserves for specific accounts receivable balances that are determined to be uncollectable, along with a general reserve, in the overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the information available, the Company believes the allowance for doubtful accounts as of June 30, 2007 is adequate. However, actual write-offs may exceed the recorded allowance.

ITEM 3.	Quantitative and Qualitative Disclosures about Market Risk

There have been no material changes since the end of the preceding fiscal year to the date of the interim balance sheet provided herein.

ITEM 4.	Controls and Procedures

Evaluation of Disclosure Controls and Procedures

As of the end of the period covered by this report, an evaluation had been performed under the supervision and with the participation of the Company’s management, including its principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures. Based upon that evaluation, the Company’s management, including its principal executive officer and principal financial officer, concluded that the Company’s disclosure controls and procedures were effective as of June 30, 2007 at the reasonable assurance level.

Changes in Internal Control Over Financial Reporting

The only change to the Company’s internal controls over financial reporting that occurred during the quarter ended June 30, 2007, that could have materially affected, or could be reasonably likely to materially affect, its internal control over financial reporting was the resignation of Ramon Burton, the Company’s Chief Financial Officer, on April 23, 2007. Prior to his resignation, Mr. Burton had served as the Company’s principal financial and accounting officer for SEC reporting purposes. In conjunction with this resignation, Mr. Frank Katarow, the Company’s interim Chief Executive Officer and its principal executive officer, reassumed the additional roles of the Company’s principal financial and accounting officer.

PART II. OTHER INFORMATION

ITEM 1A.	Risk Factors.

The matters discussed in this Form 10-Q include forward-looking statements that involve risks or uncertainties. These statements are neither promises nor guarantees, but are based on various assumptions by management regarding future circumstances many of which we have little or no control over. A number of important risks and uncertainties, including those identified under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2006 and subsequent filings with the SEC, as well as risks and uncertainties discussed elsewhere in this Form 10-Q, could cause our actual results to differ materially from those in the forward-

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looking statements. In addition to those statements set forth in our Annual Report on Form 10-K, we set forth the following additional risks and uncertainties related to our business.

The report of our independent registered public accounting firm that was filed with our Annual Report on Form 10-K for the year ended September 30, 2006 contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

The Company continues to experience net losses and has an accumulated deficit of approximately $37,500,000 through June 30, 2007. We will need to raise additional capital to fund our long-term operations. We have begun a process to explore strategic alternatives to enhance shareholder value, including but not limited to the raising of capital through the sale of securities or assets of the Company, a recapitalization, strategic acquisitions, and the combination, sale or merger of the Company with another entity. There can be no assurance that the exploration of strategic alternatives will result in a transaction. We do not intend to disclose developments with respect to the exploration of strategic alternatives unless and until the Board of Directors has approved a specific transaction.

Our common stock now trades on the Pink Sheets LLC, rather than the NASDAQ Capital Market, which will reduce our ability to raise funds and could limit the trading volume of our common stock and your ability to sell shares of our common stock at an acceptable price, or at all.

On July 17, 2007, our common stock stopped trading on the NASDAQ Capital Market because we failed to satisfy NASDAQ’s $1.00 minimum bid price and other listing criteria. Thereafter, NASDAQ delisted our common stock.

Our common stock now trades on the Pink Sheets LLC, an over-the-counter bulletin board system. This method of trading will significantly impair our ability to raise new capital. Our common stock has historically been thinly traded and we anticipate that our trading on the Pink Sheets LLC may exacerbate this problem. As a result, you may be unable to sell your shares at or near ask price or at all if you need to liquidate your shares.

ITEM 6.  Exhibits

(A) EXHIBITS:

Exhibit
Number	Description

3.1	Certificate of Incorporation(1)
3.3	Bylaws(1)
4.1	Shareholders Rights Plan dated September 29, 2003(2)
10.1	2007 Retention Program(3)
31.1	Certification of the principal executive officer and principal financial officer, pursuant to Rule 13a — 14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (4)
32.1	Certification pursuant to 18 U	.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002(4)

(1)	Incorporated by reference to Medwave, Inc.’s Form 8-A12G filed on August 4, 2003.

(2)	Incorporated by reference to Medwave, Inc.’s Form 8-A12G filed on October 3, 2003.

(3)	Incorporated by reference to Medwave, Inc.’s Current Report on Form 8-K filed on April 20, 2007.

(4)	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Medwave, Inc.

By:	/s/ Frank A. Katarow
Frank A. Katarow
Chief Executive Officer (interim)
(Principal Executive Officer and Principal
Accounting Officer)

Date: August 14, 2007

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